UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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UMB Financial Corporation

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE

2021 VIRTUAL ANNUAL MEETING

OF SHAREHOLDERS

AND PROXY STATEMENT

April 27, 2021, at

9:00 a.m. CDT

UMB Financial Corporation

1010 Grand Boulevard

Kansas City, Missouri 64106

NOTICE OF THE 2021 VIRTUAL ANNUAL MEETING OF

SHAREHOLDERS OF UMB FINANCIAL CORPORATION

Date and Time:	Tuesday, April 27, 2021, at 9:00 a.m. CDT

Place:	Virtual Meeting

Due to the continuation of the Coronavirus Disease 19 (COVID-19) pandemic, and out of concern for the health and well-being of our partners, shareholders and associates, the 2021 Annual Meeting of the Shareholders will be held virtually. Shareholders and guests may access the Annual Meeting by visiting www.meetingcenter.io/297342605 at the meeting date and time described in this proxy statement. The password for the meeting is UMBF2021. Additional instructions on how to access the meeting, or to vote shares, are provided in the section entitled “Questions and Answers About the Annual Meeting, these Proxy Materials, and Voting Your Shares,” later in this proxy statement.

Items of Business:	The following matters will be presented to our shareholders:

1. the election of 12 directors for terms ending at the 2022 annual meeting of shareholders;

2. an advisory vote (non-binding) on the compensation paid to our named executive officers;

3. the ratification of the Corporate Audit Committee’s engagement of KPMG LLP as our independent registered public accounting firm for 2021; and

4. any other business that may be properly considered at the meeting or any adjournment or postponement of the meeting.

Afterward, we will present a report on our business and operations.

Record Date:	You may vote at the meeting or any adjournment or postponement of the meeting only if you were a shareholder of record at the close of business on March 1, 2021.

Voting:

It is important that your shares be represented at the meeting, regardless of how many you own, and we strongly encourage you to vote by proxy even if you are planning to attend virtually. Please submit your proxy through the internet or by telephone, or please complete, sign, date, and return your proxy card in the provided envelope. You may revoke your proxy and vote your shares at the virtual meeting according to the procedures described in the attached proxy statement.

The date of this notice is March 16, 2021. The attached proxy statement and the related form of proxy are first being sent, given, or made available to shareholders on or about March 16, 2021.

By Order of the Board of Directors,

John C. Pauls Secretary

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting To Be Held on April 27, 2021:

The Proxy Statement and the Annual Report on Form 10-K are available at www.edocumentview.com/umbf

UMB FINANCIAL CORPORATION

1010 Grand Boulevard

Kansas City, Missouri 64106

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement and the related form of proxy are first being sent, given, or made available by UMB Financial Corporation (“we” or “UMB” or the “Company”) on or about March 16, 2021, to the shareholders of record of our common stock, par value of one dollar ($1.00) per share (“UMB stock”), at the close of business on March 1, 2021 (the “record date”), in connection with our 2021 virtual annual meeting of shareholders and any adjournment or postponement of the meeting (the “Annual Meeting”).

The Annual Meeting will be held at 9:00 a.m. CDT on April 27, 2021, for the purposes described in this proxy statement. The Annual Meeting is held in a virtual format only; shareholders will not be able to attend the meeting in person.

The following matters will be presented to our shareholders:

1.	the election of 12 directors for terms ending at the 2022 annual meeting of shareholders;

2.	an advisory vote (non-binding) on the compensation paid to our named executive officers;

3.	the ratification of the Corporate Audit Committee’s engagement of KPMG LLP as our independent registered public accounting firm for 2021; and

4.	any other business that may be properly considered at the meeting or any adjournment or postponement of the meeting.

Afterward, we will present a report on our business and operations.

Attendance at the Annual Meeting will be limited to shareholders of record or their proxies, beneficial owners, and our guests.

Proxies are being solicited to afford all shareholders of record an opportunity to vote on matters presented at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting, regardless of how many you own, and we strongly encourage you to vote by proxy even if you are planning to attend the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT

THE ANNUAL MEETING, THESE PROXY MATERIALS, AND VOTING YOUR SHARES

Why did I receive these proxy materials?

You received our proxy statement and Annual Report on Form 10-K (collectively, “Annual Report”), or notice of internet availability of the foregoing, as applicable, because UMB’s Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting. This proxy statement contains information that we are required to provide you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and is intended to assist you in voting your shares.

What is a proxy?

A proxy is your grant of authority to another person to vote your shares. The person granted this authority is also called a proxy. When you designate a proxy, you may direct the proxy how to vote your shares.

Why are you holding a virtual meeting instead of a physical meeting?

Due to the continuation of the COVID-19 pandemic, and out of concern for the health and well-being of our partners, shareholders and associates, we believe the choice to have our 2021 Annual Meeting of Shareholders virtually is a prudent one. Despite the circumstances, we are pleased to utilize the latest technology to provide expanded access for the shareholders of the Company. Hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting as they may participate from any location around the world with Internet access.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416.

Who may vote at the Annual Meeting?

Shareholders of record at the close of business on the record date may vote at the Annual Meeting. As of the record date, 48,228,657 shares of UMB stock were issued and outstanding and, therefore, eligible to be voted at the Annual Meeting. Each share of UMB stock is entitled to one vote.

Who is a shareholder of record or a beneficial owner?

“Shareholders of record” or “record holders” have shares of UMB stock registered in their names, either in book entry or certificate form, with our transfer agent, Computershare Trust Company. “Beneficial owners,” in contrast, own shares of UMB stock that are held in “street name” through a broker, bank, or other nominee.

Beneficial owners generally cannot vote their shares directly and must instead instruct their brokers, banks, or other nominees how to vote the shares. If you are a beneficial owner of UMB stock, your proxy is being solicited through your broker, bank, or other nominee.

How can I attend the Annual Meeting with the ability to ask a question or vote?

The Annual Meeting will be a completely virtual meeting which will be conducted exclusively by webcast. No physical meeting will be held. Shareholders of record and beneficial owners may participate in the meeting, including by asking questions or voting; however, the process for each is different, as described below. For clarity, guests may attend but will not be able to ask questions or otherwise participate in the Annual Meeting.

Attendance for Shareholders of Record

As a shareholder of record, you will be able to attend the Annual Meeting online, ask questions and vote by visiting www.meetingcenter.io/297342605 and following the instructions on your notice of the Annual Meeting (“Notice”), proxy card, or on the instructions that accompanied your proxy materials. The password for the meeting, if requested, is UMBF2021.

Attendance for Beneficial Owners

If you are a beneficial owner and want to attend the Annual Meeting online by webcast (with the ability to ask a question or vote, if you choose to do so) there are two options:

1)	Option #1: Register in advance of the Annual Meeting (REQUIRED FOR BENEFICIAL OWNERS DESIRING TO VOTE AT THE ANNUAL MEETING)

Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your UMB holdings, along with your name and email address, to Computershare.

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 21, 2021. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:	Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail:	Computershare UMB Financial Corporation Legal Proxy P.O. Box 43001 Providence, RI 02940-3001

After you have properly registered, you will receive a confirmation email from Computershare, along with your control number. You may use this control number to log into the meeting website and vote your shares or ask questions.

Due to the possibility of delays in mail delivery, you are encouraged to submit mail requests for registration sufficiently in advance of the deadline.

2)	Option #2: Register at the Annual Meeting (OPTION FOR BENEFICIAL OWNERS DESIRING TO ASK QUESTIONS, BUT NOT VOTE AT THE ANNUAL MEETING)

For the 2021 proxy season, beneficial owners desiring to ask questions at the Annual Meeting, but not vote are expected to be able to do so by registering online at the Annual Meeting using the control number received with their voting instruction form. Please note that this option is intended to be provided as a convenience to beneficial owners only and there is no guarantee that this option will be available for every type of beneficial owner control number. The inability to provide the option to any or all beneficial owners shall in no way impact the validity of the Annual Meeting. Beneficial owners may choose the “Register in Advance” option / Option #1, above, if they prefer to use the traditional, paper-based option or if they wish to ensure full participation.

Regardless of your choice, all beneficial owners are encouraged to visit www.meetingcenter.io/297342605 in advance of the meeting for more information on the available options and registration instructions. The online meeting will begin promptly at 9:00 a.m., CDT. We encourage you to access the meeting prior to the start time, leaving ample time for the check in.

Do I need to register to attend the Annual Meeting virtually?

Registration is only required if you are a beneficial owner and intend to ask questions and/or vote your shares at the Annual Meeting.

What are my voting rights?

You may vote “FOR” or “WITHHOLD” on the nominees under Proposal #1. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on Proposals #2 and #3.

Cumulative voting will apply in connection with Proposal #1—election of directors. See “What vote is required for each proposal?” later in this section. Cumulative voting will not apply in connection with any other proposal at the Annual Meeting.

If you are a beneficial owner of shares, and you do not provide instruction to your broker, bank, or other nominee, your broker, bank or other nominee is not permitted to vote your shares on certain proposals. See “What vote is required for each proposal?” later in this section.

How does the Board recommend that I vote?

The Board recommends that you vote as follows:

• Proposal #1:	“FOR” the election of each of the 12 nominees to our Board;

• Proposal #2:	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers; and

• Proposal #3:	“FOR” the ratification of the Corporate Audit Committee’s engagement of KPMG LLP as our independent registered public accounting firm for 2021.

What vote is required for each proposal?

• Proposal #1:	Plurality voting will apply—that is, the 12 nominees receiving the highest number of “FOR” votes will be elected.

Cumulative voting will also apply—that is, each shareholder will have a total number of votes equal to the holder’s number of shares as of the record date multiplied by the number of directors to be elected, and the shareholder may cast all of those votes for a single nominee or may distribute whole (though not fractional) votes among more than one nominee in any proportion desired. If you want to utilize cumulative voting, please notify our transfer agent, Computershare Trust Company, at (636) 600-1714 prior to the Annual Meeting.

Voting “WITHHOLD” for one or more of the nominees will have no effect on the election of directors. If you are a beneficial owner of shares, your broker, bank, or other nominee is not permitted to vote your shares on this matter if no instruction is received from you.

• Proposal #2:

Majority voting will apply—that is, the approval, on an advisory basis, of the compensation paid to our named executive officers will require the affirmative (“FOR”) vote of the majority of the shares cast at the Annual Meeting.

Voting “ABSTAIN” on this matter will have no effect on the outcome. If you are a beneficial owner of shares, your broker, bank, or other nominee is not permitted to vote your shares on this matter if no instruction is received from you.

• Proposal #3:

Majority voting will apply—that is, ratification of the Corporate Audit Committee’s engagement of KPMG LLP as our independent registered public accounting firm for 2021 will require the affirmative (“FOR”) vote of the majority of the shares cast at the Annual Meeting.

Voting “ABSTAIN” on this matter will have no effect on the outcome. If you are a beneficial owner of shares, your broker, bank, or other nominee can exercise discretion in voting your shares on this matter if no instruction is received from you.

How do I vote my shares?

We strongly encourage all shareholders to submit their votes in advance of the Annual Meeting.

• Record Holders:

You may vote your shares (1) through the internet, (2) by telephone, (3) by completing, signing, dating, and returning your proxy card in the provided envelope, or (4) virtually during the Annual Meeting, utilizing the methodology previously described in the General Information and preceding Question and Answer sections of this proxy statement. Other proxy materials that you receive together with this proxy statement contain the website address and the telephone number for internet or telephone voting. Completed, signed, and dated proxy cards must be received prior to the Annual Meeting in order to be counted. If you desire to vote at the Annual Meeting, you may do so by logging into the www.meetingcenter.io/297342605 and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials. The password for the meeting, if requested, is UMBF2021.

• Beneficial Owners:

You may not vote your shares directly but instead may instruct your broker, bank, or other nominee how to vote your shares. You should receive materials from your broker, bank, or other nominee with directions on how to provide voting instructions. Those materials also will identify the time by which your broker, bank, or other nominee must receive your voting instructions. The availability of internet or telephone voting will depend on the processes adopted by your broker, bank, or other nominee. If you want to vote your shares virtually at the Annual Meeting, you must first register in advance to attend the Annual Meeting. To do this and enable virtual voting, you must follow the instructions outlined in Option #1, on page 3, above.

• UMB Plans:

Holders of shares through the UMB Profit-Sharing and 401(k) Savings Plan (the “Profit-Sharing Plan”) or the UMB Employee Stock Ownership Plan (the “ESOP”) may not vote your shares directly but instead may instruct the trustee for the Profit-Sharing Plan or the ESOP how to vote your shares. Each holder who is a current employee of UMB and who has a valid UMB e-mail address will receive an e-mail from our transfer agent, Computershare Trust Company, describing how to access our proxy materials and how to provide voting instructions to the trustee. Each holder who is not a current employee of UMB or who does not have a valid e-mail address on file will receive our proxy materials in the mail and will be able to provide voting instructions to the trustee by internet, telephone or mail. In all cases, however, voting instructions must be received by the trustee by 1:00 p.m. CDT on April 22, 2021.

If I am a record holder, what happens if I submit a valid proxy prior to the Annual Meeting but do not provide voting instructions?

If you as a record holder submit a valid proxy prior to the Annual Meeting but do not provide voting instructions, your shares will be voted according to the recommendations of the Board. See “How does the Board recommend that I vote?” earlier in this section.

If I am a beneficial owner, will my broker, bank, or other nominee vote for me if I do not provide voting instructions?

If you are a beneficial owner and do not provide voting instructions, your broker, bank, or other nominee has discretionary authority to vote your shares on Proposal #3—ratification of the Corporate Audit Committee’s engagement of KPMG LLP as our independent registered public accounting firm for 2021. Your broker, bank, or other nominee, however, does not have discretionary authority to vote your shares on Proposals #1 or #2.

If I hold shares through the Profit-Sharing Plan or the ESOP, will the trustee vote for me if I do not provide voting instructions?

If you hold shares through the Profit-Sharing Plan and do not provide voting instructions, the trustee will vote your shares in the same proportion that the other shares in the Profit-Sharing Plan are voted. If you hold shares through the ESOP and do not provide voting instructions, the trustee can exercise discretion in voting your shares.

Can other matters be decided at the Annual Meeting?

When this proxy statement was printed, we did not know of any matter to be presented at the Annual Meeting other than those described in this proxy statement. If any other matter may be properly considered at the Annual Meeting, your proxy can exercise discretion in voting your shares on the matter. We do not anticipate that any other matter will be presented at the Annual Meeting.

Can I revoke or change my proxy?

You may revoke or change your proxy at any time before the vote is taken at the Annual Meeting.

If you are the record holder of UMB stock, you may revoke or change your proxy in the following ways:

•	by executing and delivering a later-dated proxy for the same shares in compliance with the requirements described in this proxy statement;

•	by voting the same shares again over the internet or telephone;

•	by submitting a virtual ballot at the Annual Meeting; or

•	by notifying the Secretary of your revocation of the proxy prior to the Annual Meeting.

If you are the beneficial owner but not the record holder of UMB stock, you must follow the directions provided to you by your broker, bank, or other nominee. Any beneficial owner of shares who wants to revoke a proxy prior to the Annual Meeting will, as previously noted, need to register in advance with Computershare in order to do so. Due to the limitations of a virtual meeting and the nature of a beneficial ownership, you will not be able to revoke or change your proxy during the Annual Meeting without registering in advance with Computershare, as outlined in Option #1 on page 3 of this proxy statement.

If you hold shares through the Profit-Sharing Plan or the ESOP, you must follow the directions provided to you by the trustee.

Who pays the costs of preparing the proxy materials and soliciting proxies?

We will pay the costs of preparing the proxy materials and soliciting proxies, including the reasonable charges and expenses of brokers, banks, and other nominees for forwarding proxy materials to beneficial owners and updating proxy cards and directions. We also have engaged Okapi Partners LLC to assist in the solicitation of proxies for a fee of $10,000 plus disbursements.

In addition to our solicitation of proxies by mail, your proxy may be solicited by telephone, facsimile, internet, or e-mail or in person by directors, officers, or regular employees of UMB or its affiliates who will receive no additional compensation for doing so.

STOCK OWNERSHIP

Principal Shareholders

The following persons owned of record or beneficially owned (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) more than 5% of UMB stock at the close of business on March 1, 2021:

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

J. Mariner Kemper	4,633,126	(1)	9.61%
1010 Grand Boulevard
Kansas City, Missouri 64106

Blackrock, Inc.	5,051,749	(2)	10.47%
55 East 52nd Street
New York, New York 10055

The Vanguard Group	4,280,058	(3)	8.87%
100 Vanguard Boulevard
Malvern, Pennsylvania 19355

(1)	The total stock ownership reported for J. Mariner Kemper is comprised of the following:

(a)	167,215 shares are owned directly.

(b)	2,103 shares are owned through the ESOP.

(c)	3,136 shares of unvested restricted stock are under Mr. Kemper’s authority to vote.

(d)	Options for 105,988 shares are owned directly and currently vested.

(e)

290,397 shares are owned by Kemper Realty Company, and 395,989 shares are owned by Pioneer Service Corporation. Each of the foregoing are entities through which voting and investment decisions may be controlled, directly or indirectly, by Mr. Kemper.

(f)	3,666,298 shares are held by UMB Bank, n.a. as either sole trustee or co-trustee. In each case, Mr. Kemper has or shares voting power. Of these shares:

(i)	2,030,436 shares are owned by the R. Crosby Kemper Jr. Marital Trust, but sole voting and dispositive authority is held by Mr. Kemper.

(ii)

53,800 shares are owned by a trust under the will of Rufus Crosby Kemper, 26,838 shares are owned by the Sheila K. Dietrich Irrevocable Trust, and 70,362 shares are owned by the Enid and Crosby Kemper Foundation. In each case, UMB Bank, n.a. as trustee has sole voting and dispositive authority but may act only on the direction of Mr. Kemper, Alexander C. Kemper, and Heather Kemper Miller, or any two of them.

(iii)

417,710 shares are owned by the R.C. Kemper Charitable Trust and Foundation, but sole voting and dispositive authority is held by the co-trustees: Mr. Kemper, Thomas J. Wood III, and Sheila Kemper Dietrich.

(iv)

764,056 shares are owned by the R. C. Kemper, Jr. Charitable Trust and Foundation, but sole voting and dispositive authority is held by the majority of the non-corporate co-trustees: Mr. Kemper, Mary S. Kemper, and Mary Kemper Wolf.

(v)

58,566 shares are owned by the R. Crosby Kemper Irrevocable Dynasty Trust, but sole voting and dispositive authority is held by the majority of Mr. Kemper, R. Crosby Kemper III, Sheila Kemper Dietrich, Alexander C. Kemper, Heather Kemper Miller, and Mary Kemper Wolf.

(vi)

183,550 shares are owned by the Bebe and Crosby Kemper Foundation for the Arts. UMB Bank, n.a. as corporate trustee has sole voting and dispositive authority but may act only on the direction of a majority of Mr. Kemper, Mary Kemper Wolf, Heather Miller Kemper and Sheila Kemper Dietrich.

(vii)	12,558 shares are owned by the Mary S. Hunt Trust. Mr. Kemper and UMB Bank, n.a. are co-trustees, but Mr. Kemper has sole voting and dispositive authority over the shares.

(vii)	48,422 shares are owned by the WT Kemper Charitable Trust. UMB Bank, n.a. and Mr. Kemper are co-trustees, but Mr. Kemper has full voting and dispositive authority over the shares.

(g)

1,000 shares are owned by Mr. Kemper’s son, and 1,000 shares are owned by Mr. Kemper’s daughter, and are managed in custodial accounts in their names. Mr. Kemper is the custodian of these accounts and retains voting and dispositional power over these shares.

(2)

This is according to information provided to UMB in a Schedule 13G/A filed by Blackrock, Inc. with the SEC on January 27, 2021. According to the Schedule 13G/A, Blackrock, Inc. has sole voting power over 4,960,602 shares of UMB stock and sole dispositive power over 5,051,749 shares of UMB stock. The aggregate number of shares of UMB stock beneficially owned was reported at 5,051,749.

(3)

This is according to information provided to UMB in a Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2021. According to the Schedule 13G/A, The Vanguard Group has shared voting power over 44,062 shares of UMB stock, sole dispositive power over 4,196,967 shares of UMB stock, and shared dispositive power over 83,091 shares of UMB stock. The aggregate number of shares of UMB stock beneficially owned was reported at 4,280,058.

Stock Owned by Directors, Nominees, and Executive Officers

This table sets forth the number of shares of UMB stock that were beneficially owned (as defined in Rule 13d-3 of the Exchange Act) at the close of business on March 1, 2021, by a director, a nominee, or a Named Executive Officer (as defined in “Compensation Discussion and Analysis—Overview” later in this proxy statement). It also includes the number of shares that were beneficially owned at the close of business on March 1, 2021, by all directors and Executive Officers (as defined in “Delinquent Section 16(a) Reports” later in this section) as a group. The individuals designated as our Executive Officers are also our executive officers as defined in Rule 3b-7 of the Exchange Act.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Robin C. Beery	4,540	*

James Cornelius	4,808	*

Janine A. Davidson	723	*

Kevin C. Gallagher	18,613	*

Greg M. Graves	27,907	*

Alexander C. Kemper (2)	223,483	*

J. Mariner Kemper	4,633,126	9.61%

Gordon E. Lansford III	2,996	*

Timothy R. Murphy	15,157	*

Tamara M. Peterman	2,146	*

James D. Rine	29,402	*

Kris A. Robbins (3)	8,482	*

Ram Shankar	8,870	*

L. Joshua Sosland	10,450	*

Shannon A. Johnson	17,590	*

Paul Uhlmann III (4)	16,835	*

Leroy J. Williams, Jr.	3,752	*

All Directors and Executive Officers as a Group (5)	4,901,534	10.16%

*	Less than 1% of the outstanding shares.

(1)

These numbers include (a) shares owned directly by the individuals or members of their immediate families who share the same household, (b) shares owned in trust, (c) shares otherwise held through indirect forms of ownership and over which the individuals exercise sole or shared voting or investment power, (d) shares of restricted stock owned by the Named Executive Officers that have not vested but over which the Named Executive Officers and the Executive Officers have voting power, and (e) shares that are subject to outstanding options exercisable within 60 days. The following Named Executive Officers have options that are exercisable within 60 days for the number of shares of UMB stock shown: J. Mariner Kemper—105,988 shares; Ram Shankar—2,446 shares; James D. Rine—17,363 shares; James Cornelius—1,957 shares; and Shannon A. Johnson—9,258 shares. Other executive officers (excluding the Named Executive Officers) collectively hold options, exercisable within 60 days, to acquire 25,986 shares of UMB stock.

(2)

The total stock ownership reported for Alexander C. Kemper is comprised of the following: (a) 12,917 shares owned directly, (b) 58,566 shares held by UMB Bank, n.a. as either sole trustee or co-trustee, where voting or investment power is shared with other family members (including J. Mariner Kemper), (c) 53,800 shares owned by a trust under the will of Rufus Crosby Kemper, 26,838 shares are owned by the Sheila K. Dietrich Irrevocable Trust, and 70,362 shares owned by the Enid and Crosby Kemper Foundation, where UMB Bank, n.a. as trustee has sole voting and dispositive authority but may act only on the direction of Mr. Kemper, J. Mariner Kemper, and Heather Kemper Miller, or any two of them; and (d) 1,000 shares owned by the SCK Family Partnership, LP, where voting and investment power is controlled, directly and indirectly, by Mr. Kemper, acting alone or with another family member.

(3)	Kris A. Robbins has pledged 3,000 shares as security for a line of credit. The pledge is expected to be released by the date of the Annual Meeting.

(4)	Mr. Uhlmann is a current director but was not renominated for election at the Annual Meeting.

(5)	Shares held in foundations, trusts, or companies over which more than one director or Executive Officer share voting or investment power have been included only one time in this total.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires each officer (as defined in Section 16(a) and Rule 16a-1 of the Exchange Act, an “Executive Officer”), each director on our Board, and any person who beneficially owns more than 10% of UMB stock (collectively, the “reporting persons”) to file with the SEC reports of ownership and changes in ownership of UMB stock. Based solely on a review of the Section 16(a) reports filed with the SEC and written representations from reporting persons that no Forms 5 were required to be filed, UMB believes that each person who was a reporting person during 2020 timely filed the reports required by Section 16(a) of the Exchange Act during 2020, except the following individuals filed Form 4 reports that were one (1) day late on February 14, 2020 reflecting the grant of shares, and the withholding of shares for the payment of taxes when restricted stock vested, both on February 11, 2020: (a) Brian Beaird, for 732 shares and 46 shares, respectively; (b) James Cornelius, for 1,409 shares and 59 shares, respectively; (c) Shannon Johnson for 1,283 and 46 shares, respectively; (d) J. Mariner Kemper for 11,718 and 891 shares, respectively; (e) Kevin Macke for 1,063 and 34 shares, respectively; (f) Nikki Newton for the grant of 1,098 shares; (g) David Odgers for 360 and 49 shares, respectively; (h) John C. Pauls for 814 and 27 shares, respectively; (i) James D. Rine for 3,409 shares and 45 shares, respectively; (j) Ram Shankar for a grant of 1,558 shares; (k) Thomas Terry for 1,609 and 61 shares, respectively; and (l) Abigail Wendel for 834 and 57 shares, respectively.

In addition: (1) Alexander C. Kemper filed a late Form 4 on December 28, 2020 reporting the purchase of 1,000 shares of UMB stock on March 9, 2020; (2) David C. Odgers filed a late Form 4 on February 6, 2020 reporting the withholding of 26 shares of UMB stock for the payment of taxes when restricted stock vested on February 3, 2020; and (3) James D. Rine filed a late Form 4 on May 13, 2020 reflecting the withholding of 22 shares of UMB stock for the payment of taxes when restricted stock vested on May 1, 2020.

CORPORATE GOVERNANCE

Overview

UMB is committed to robust corporate governance principles and practices that provide our Board with the appropriate framework to engage in the ongoing oversight of Company activities. Our Board believes that robust, dynamic corporate governance practices are the foundation of a well-functioning board and are vital to preserving the confidence and trust of our shareholders, customers, associates, regulators, and the general public.

Information About our Corporate Governance and Guidelines

The Board has adopted Corporate Governance Guidelines (the “Governance Guidelines”) to formalize our corporate governance practices and assist the Board in exercising its responsibilities to UMB and our shareholders. These Governance Guidelines serve as a flexible framework within which the Board may conduct business. The Board regularly reviews and updates the Governance Guidelines as changes occur in our corporate strategy, in the regulatory environment, or in response to suggestions from shareholders or other third parties.

The Board has also adopted a Code of Ethics (the “Code of Ethics”) that applies to all directors, advisory directors, and associates of UMB, including the Chief Executive Officer, the Chief Financial Officer, and the Chief Accounting Officer. UMB believes that integrity is paramount. While all business is based to some degree on trust, our business has trust as a core principle. Being honest and fair to our customers, shareholders, and associates is not just a value but a moral imperative. The Code of Ethics reflects our commitment to these principles. The Board did not approve any waivers to the Code of Ethics in 2020. If a waiver of the Code of Ethics is approved, we will post it on our website.

We invite you to visit our “Investor Relations” section of our website at investorrelations.umb.com. You can find our Governance Guidelines, Code of Ethics, and Committee Charters in the Investor Relations section by selecting “Governance Documents” under the heading “Overview.” You may also request a copy of any of these documents free of charge by sending a written request to UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106.

Our Board of Directors

Overview

The Corporate Governance and Nominating Committee (“Governance Committee”) annually assesses the composition and size of our Board. In assessing the size of the Board, the Governance Committee and the Board consider the need for particular talents or other qualities, the benefits associated with a diversity of perspectives and backgrounds, the availability of qualified candidates, the workloads and needs of Committees, and other relevant factors. Our Board currently has 13 members, but Mr. Uhlmann was not renominated for election at the Annual Meeting, and as allowed by our Bylaws, the Board has set the number of directors as of the Annual Meeting at 12.    All seats on the Board are up for election annually.

Of the 13 current directors, 11 have been determined by the Board to be independent under SEC and NASDAQ rules (each “independent” and an “independent director”). All the current directors are nominees for election at the Annual Meeting, with the exception of Mr. Uhlmann who was not renominated for election.

The primary responsibility of the directors is to exercise their business judgment to oversee the diverse array of businesses and affairs of UMB. Specific responsibilities of the Board include:

•	selecting and evaluating the Chief Executive Officer, overseeing the selection and performance of senior management, and working with the Chief Executive Officer on succession planning;

•	reviewing, approving, and overseeing management on the business strategies of UMB, significant corporate actions, and major transactions;

•	understanding, reviewing, and monitoring the implementation of strategic plans and budgets;

•	reviewing assessments of, and overseeing management with respect to, significant risks and issues facing UMB; and

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confirming the establishment of, and monitoring compliance with, processes designed to ensure the integrity of UMB’s actions, including in connection with (1) financial statements and financial reporting, (2) relationships with customers, suppliers, and other constituencies, and (3) compliance with applicable law and the Code of Ethics.

The Board’s Leadership Structure

J. Mariner Kemper serves both as the Chairman of the Board and the Chief Executive Officer of the Company. The Board, in consultation with the Governance Committee, regularly evaluates whether an independent Chair would be in the best interests of UMB and its shareholders. Among the factors considered by the Board are the qualifications and performance of any non-independent Chair, the percentage of independent directors on the Board, the degree of independent oversight exercised by the Board, the soundness of UMB’s corporate governance structure and policies, and the performance of UMB. Based on this evaluation, the Board has determined that the best interests of UMB and its shareholders are currently served by Mr. Kemper retaining the positions of Chairman of the Board and Chief Executive Officer.

UMB maintains strong independent and effective oversight of the Board through our lead independent director (the “Lead Director”). The Lead Director is elected annually by the independent directors upon recommendation from the Governance Committee. Greg M. Graves, our current lead director, has served in that capacity for almost four (4) years. He also serves as the Chair of the Governance Committee. The Lead Director’s duties include:

•	presiding at meetings of the Board when the Chair is not present;

•	convening and presiding over periodic meetings of the independent directors (at which only independent directors are present);

•	approving agendas for meetings of the Board and information to be sent to the Board;

•	approving schedules of meetings of the Board to ensure that sufficient time is afforded to discuss all agenda items;

•	serving as a liaison between the independent directors and the Chair;

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holding periodic meetings with the Chair and Chief Executive Officer to discuss matters of importance to the independent directors, acting as the informal spokesperson for the independent directors, and helping to facilitate the Board’s oversight of management;

•	serving as an advocate for the interests of UMB’s shareholders;

•	ensuring, if requested by major shareholders of UMB, that the Lead Director is available for consultation and direct communications; and

•	coordinating the activities of the other independent directors and performing such other duties and responsibilities as a majority of the independent directors may specify from time to time.

The Board’s Role in Risk Oversight

Among the Board’s specific responsibilities is oversight of the risk-management policies of UMB’s global operations and the operation of UMB’s global risk management framework.

The Board has created a Risk Committee (the “Risk Committee”) comprised only of independent directors that is charged with approving and periodically reviewing the risk management policies of UMB’s global operations (collectively, the “Enterprise Risk Management Policy”), including statements of risk appetite, and adapting the Enterprise Risk Management Policy when and as appropriate to changes in our structure, risk profile, complexity, activities, or size.

The Board also has created three committees comprised of senior officers of UMB or its subsidiaries to support the Risk Committee in developing and overseeing the operation of the Enterprise Risk Management Policy:

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the Asset and Liability Committee, which assists in the oversight of (1) the assets and liabilities of UMB and UMB Bank, n.a. (the “Bank”), (2) the liquidity, interest-rate, market, or similar risk-management practices of UMB and the Bank, and (3) the capital positions of UMB and the Bank;

•	the Credit Committee, which assists in the oversight of the credit, counterparty, or similar risk-management practices of UMB and the Bank; and

•	the Enterprise Risk Committee, which assists in the oversight of the strategic, operational, reputational, compliance, or similar risk-management practices of UMB and the Bank.

In addition, the Corporate Audit Committee (the “Audit Committee”) assists the Board in fulfilling its responsibilities to oversee the quality and integrity of the accounting, financial reporting, and internal control functions of UMB and its subsidiaries. The Compensation Committee (the “Compensation Committee”) likewise assists the Board in ensuring that UMB’s compensation programs incent balanced risk-taking within established appetites, tolerances, and limits and promote the sustained operating and financial performance of UMB.

UMB maintains as well, under the leadership of its Chief Risk Officer, a robust enterprise risk management program designed to identify, quantify, monitor, report, and control risks that we face. The Chief Risk Officer supplies the Board, directly or through the Risk Committee, with regular reports on the operation of this program, the evolving risks to our businesses, and the controls and other mitigants utilized to manage those risks. The Board, in turn, considers these reports, as well as other information from management or third parties, in reviewing and approving our strategic direction and otherwise overseeing and directing our business and affairs.

Independent Directors

The Board has determined that the following directors are independent directors:

Robin C. Beery	Gordon E. Lansford III	Kris A. Robbins
Janine A. Davidson	Timothy R. Murphy	L. Joshua Sosland
Kevin C. Gallagher	Tamara M. Peterman	Paul Uhlmann III
Greg M. Graves		Leroy J. Williams, Jr.

These independent directors comprise more than three-quarters of the Board. J. Mariner Kemper and Alexander C. Kemper have been found not to be independent due to their employment by UMB and familial relationship to UMB’s Chief Executive Officer, respectively.

In evaluating the independence of each director, the Board has reviewed and deliberated on transactions, relationships, and arrangements between each director or any related person or interest and UMB or any of its subsidiaries. In particular, the Board considered that the independent directors or related persons or interests have varying degrees of banking relationships with UMB or its subsidiaries, such as deposit accounts, extensions of credit, trust services, or investment services. All of these transactions, relationships, and arrangements, in the judgment of the Board, were made on terms and under circumstances at least as favorable to UMB or its subsidiaries as those that were prevailing at the time for comparable transactions, relationships, or arrangements with unrelated persons or interests or those that would have applied to unrelated persons or interests. The Board also concluded that none of these banking transactions, relationships, or arrangements require disclosure under SEC rules. See “Transactions with Related Persons” later in this section. The Board determined as well that no independent director has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Committees of the Board of Directors

UMB has four standing committees that are comprised only of independent directors (the “Committees”): the Compensation Committee, the Audit Committee, the Governance Committee, and the Risk Committee. The charter for each of these Committees can be found at investorrelations.umb.com, and then selecting “Governance Documents” under the heading “Overview.”

Compensation Committee

The Compensation Committee is currently comprised of Robin C. Beery (Chair), Janine A. Davidson, Gordon E. Lansford III, Timothy R. Murphy, Paul Uhlmann III, and Leroy J. Williams, Jr. All of the members of the Compensation Committee served throughout all of 2020 other than Ms. Davidson who joined the Compensation Committee following the April 2020 meeting, subsequent to her election to the Board.

The Board has determined that all of the current members are qualified to serve on the Compensation Committee under applicable rules of the SEC, NASDAQ, or the Department of the Treasury (including the independence, non-employee-director, and outside-director requirements for compensation-committee members).

Among the Compensation Committee’s primary functions are the following:

•	assisting the Board in fulfilling its responsibilities to oversee compensation programs, including long- and short-term incentive compensation plans, for the executive officers of UMB;

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overseeing UMB’s management in its preparation of the disclosures and other information relating to executive compensation matters that are required by applicable law to be contained in UMB’s proxy statement;

•	recommending to the Board the compensation of non-employee directors of UMB;

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establishing and administering the principal components of compensation (including salary, bonuses, incentive programs, and retention awards) for the Chief Executive Officer, the Chief Financial Officer, and other designated executive officers of UMB;

•	approving and overseeing the Company’s succession planning for certain key personnel;

•	administering or overseeing the administration of UMB’s equity-based compensation plans, including grants of equity-based compensation; and

•	reviewing stock ownership guidelines for directors and Executive Officers, and recommending, from time to time, changes in the guidelines to the Board.

The Compensation Committee also (1) reviews and makes recommendations in connection with matters involving say-on-pay and say-when-on-pay votes by UMB’s shareholders and (2) reviews and approves or ratifies related person transactions involving compensation.

A narrative description of the processes for considering and determining executive and director compensation, including (a) the Compensation Committee’s authority and the extent to which that authority may be delegated and

(b) the roles of UMB’s Executive Officers and compensation consultants in determining or recommending the amount or form of executive and director compensation, can be found in “Compensation Discussion and Analysis” and “Corporate Governance—2020 Director Compensation” later in this proxy statement.

Compensation Committee Interlocks and Insider Participation

During 2020, no UMB executive officer served as a member of the board of directors or the compensation committee of any entity with one or more executive officers serving on our Board or Compensation Committee, nor has any such relationship existed in the past. No director who served on the Compensation Committee during 2020 is or was formerly an officer or employee of UMB.

Audit Committee

The Audit Committee is currently comprised of Gordon E. Lansford III (Chair), Robin C. Beery, Kevin C. Gallagher, and Kris A. Robbins. Each of these directors served on the Audit Committee throughout 2020. The Board has determined that all of the members are qualified to serve on the Audit Committee under applicable rules of the SEC or NASDAQ (including the heightened independence requirements for audit committee members) and that Mr. Lansford and Mr. Robbins are audit committee financial experts and financially sophisticated under those applicable rules.

Our Audit Committee assists the Board in fulfilling its responsibilities to oversee the quality and integrity of the accounting, financial-reporting, and internal-control functions of UMB and its subsidiaries. In particular, the Audit Committee’s role includes assisting the Board in overseeing:

•	the integrity of UMB’s financial statements and related reporting processes;

•	the qualifications, independence, and performance of UMB’s independent registered public accounting firm;

•	the performance of UMB’s internal audit function;

•	implementation of new accounting standards;

•	resolutions of internal control issues, if identified;

•	use of non-GAAP measures; and

•	UMB’s compliance with regulatory and other legal requirements.

The Audit Committee has sole authority over the appointment and replacement of UMB’s independent registered public accounting firms and is directly responsible for the compensation and oversight of UMB’s independent auditors. The Audit Committee also approves the risk-assessment methodology, risk assessment, and annual audit plan of the internal audit function and all decisions on the appointment, removal, and compensation of UMB’s Director of Corporate Audit Services. In addition, the Audit Committee (1) reviews and approves or ratifies related-person transactions (other than those involving compensation that are reviewed and addressed by the Compensation Committee), (2) reviews the summary of any complaint reporting a violation of the Code of Ethics, applicable law, or UMB’s policies and monitors any authorized internal investigation of such a complaint, and (3) establishes procedures for the receipt, retention, and treatment of any complaint about accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by UMB’s associates of any concern about questionable accounting or auditing matters.

Governance Committee

The Governance Committee is currently comprised of Greg M. Graves (Chair), Janine A. Davidson, Timothy R. Murphy, L. Joshua Sosland, and Paul Uhlmann III. Each of these directors served on the Governance Committee throughout 2020, with the exception of Ms. Davidson who joined the Governance Committee following the April 2020 meeting, subsequent to her election to the Board. In addition, Mr. Lansford served on the Governance Committee from the beginning of 2020 until the April 2020 meeting.

Among the Governance Committee’s primary functions are the following:

•	making recommendations about the size, organization, and composition of the Board as well as its committee structure and make-up;

•	identifying and evaluating candidates to become or remain members of the Board;

•	recommending director nominees for each Committee (including the Chair of each Committee);

•	leading the Board in its periodic reviews of its and each Committee’s performance;

•	assisting the Board in attracting and electing qualified and experienced independent directors;

•	reviewing and recommending changes to the Governance Guidelines for approval by the Board;

•	monitoring the effectiveness of the Board;

•	evaluating and making recommendations to the Board about corporate governance policies and practices;

•	reviewing the Company’s environmental, social and governance practices; and

•	providing consultation or assistance to the Board on other corporate governance matters that may be referred by the Board from time to time.

The Governance Committee has incorporated its policies on the nomination process for directors into the Governance Guidelines. See “Proposal #1—Election of Directors” later in this proxy statement.

Risk Committee

The Risk Committee is comprised of Kris A. Robbins (Chair), Robin C. Beery, Kevin C. Gallagher, Tamara M. Peterman, L. Joshua Sosland, and Leroy J. Williams, Jr. All members served on the Risk Committee throughout all of 2020.

Among the Risk Committee’s primary functions are the following:

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approving and periodically reviewing the Enterprise Risk Management Policy, including statements of risk appetite, and adapting the Enterprise Risk Management Policy when and as appropriate to changes in UMB’s structure, risk profile, complexity, activities, or size;

•	overseeing the operation of UMB’s global risk management framework commensurate with UMB’s structure, risk profile, complexity, activities, and size;

•	overseeing UMB’s global risk management framework including:

¡	appropriate policies and procedures establishing risk management governance, risk-management procedures, and risk-control infrastructure for UMB’s global operations,

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appropriate processes and systems, such as strategic risk assessments and key risk indicators, for identifying and reporting risks and risk management deficiencies (including in connection with emerging risks) and for ensuring effective and timely implementation of actions to address emerging risks and risk management deficiencies for UMB’s global operations,

¡	appropriate processes and systems for establishing managerial and employee responsibility for risk management,

¡	appropriate processes and systems for ensuring the independence of the risk management function,

¡	appropriate processes and systems for integrating risk management and associated controls with management goals and UMB’s compensation structure for its global operations,

¡	appropriate processes and systems for conducting internal loan reviews according to annual or other periodically established plans, and

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appropriate processes and systems for otherwise implementing and monitoring compliance with UMB’s policies and procedures establishing risk management governance, risk management procedures, and risk-control infrastructure for its global operations;

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receiving and reviewing reports from the Chief Risk Officer, the officer in charge of the internal loan review function, the Asset and Liability Committee, the Credit Committee, and the Enterprise Risk Committee;

•	receiving and reviewing examination reports and other communications from regulatory agencies that supervise or otherwise exercise authority over UMB or any of its subsidiaries; and

•	overseeing the allocation of appropriate resources for UMB’s global risk management framework.

Attendance at Board Meetings, Committee Meetings, and Annual Meetings of Shareholders

Our Board met four times in 2020, and the independent directors met in executive session chaired by the Lead Director four times. In addition, during the year, the Audit Committee met five times, the Compensation Committee met six times and acted once by unanimous written consent, the Governance Committee met three times, and the Risk Committee met four times.

Each director attended at least 75% of the meetings of our Board and the Committees on which he or she served as a regular member during 2020.

We strongly encourage our directors to attend the annual meeting of shareholders in order to provide an opportunity for informal communication between directors and shareholders and to enhance the Board’s understanding of shareholder priorities and perspectives. All of our directors who were nominated to serve on the Board attended the 2020 annual meeting of the shareholders, which was held virtually.

Communications with the Board of Directors

If any shareholder wishes to communicate with the Board or individual directors, the communication must be in writing, addressed to the Board or the director, and delivered to the following address: UMB Financial Corporation,

c/o the Corporate Secretary and the Chair of the Corporate Governance & Nominating Committee, 1010 Grand Boulevard, Kansas City, Missouri 64106. The Secretary will acknowledge the communication and will provide the Chair of the Board and the Chair of the Governance Committee with a copy or a summary. Any or no action may be taken in response to the communication as is judged to be necessary or appropriate and consistent with applicable law. Any director may review a log of all communications that have been received by the Secretary and addressed to the Board or individual directors and may obtain from the Secretary a copy of those communications. Any communication from a shareholder that expresses a concern about any accounting, financial reporting, or internal control matter will be promptly conveyed to the Chair of the Audit Committee and will be addressed consistent with the processes and procedures adopted by the Audit Committee.

Transactions with Related Persons

Statement of Policy and Process

We have adopted a written Statement of Policy and Process (the “Statement of Policy and Process”) that requires the Audit Committee to review and to approve or ratify any related person transaction, other than one involving compensation that is reviewed and addressed by the Compensation Committee.

A “related person transaction” under the Statement of Policy and Process is an existing or currently proposed transaction or series of similar transactions where (1) UMB or any of its subsidiaries was or will be a participant, (2) the amount involved exceeds $120,000, and (3) any related person had or will have a direct or indirect material interest. Related person transactions include any existing or currently proposed transaction or series of similar transactions for which disclosure under SEC rules is mandated. The term “related person” under SEC rules means, at the applicable time, (a) any director or executive officer of UMB, (b) any nominee to the Board, (c) any beneficial owner of more than 5% of UMB stock, and (d) any immediate family member (as defined by SEC rules) of any of those directors, executive officers, nominees, or beneficial owners. An indirect material interest can arise from a related person’s position or relationship with a firm, corporation, or other entity that engages in a transaction with UMB).

No review, approval, or ratification, however, is required under the Statement of Policy and Process for a transaction (i) where the rates or charges involved are determined by competitive bids, (ii) involving the rendering of services as a common or contract carrier or a public utility at rates or charges fixed in conformity with law or governmental authority, (iii) involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services, (iv) where the interest of the related person arises solely from the ownership of UMB stock and all holders of UMB stock receive the same benefit on a pro rata basis, or (v) involving indebtedness extended by any of UMB’s banking or broker-dealer subsidiaries if the extension of credit was made in the ordinary course of business, was made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

Key personnel in businesses and operations of UMB or its subsidiaries that could possibly engage in related person transactions are responsible for monitoring and reporting to the General Counsel any existing or contemplated transaction that may be covered by the Statement of Policy and Process. The General Counsel will review this and other appropriate information, will inform the Audit Committee of any transaction that may require review, and will provide the Audit Committee with the information necessary to conduct the review. If any transaction is executed without the Audit Committee’s prior approval and the Audit Committee decides not to ratify it, UMB’s management will be directed by the Audit Committee to rescind or terminate the transaction as promptly and on as favorable of terms as feasible.

No member of the Audit Committee or the Compensation Committee participates in any review or consideration of any related person transaction involving the member, the member’s immediate family, or a related entity.

Under the Statement of Policy and Process, when considering whether to approve or ratify a related-person transaction, the Audit Committee will consider (A) the terms of the transaction, (B) whether consummation of the transaction is consistent with the best interests of UMB and its shareholders, (C) the benefits likely to accrue to UMB, (D) the extent of the related person’s interest in the transaction, (E) whether the transaction presents a heightened risk of conflicts of interest, an improper valuation or the perception of such a conflict or improper valuation, (F) any impact that the transaction may have on a director’s independence, (G) the availability of comparable products or services from sources other than the related person, (H) whether the transaction is on terms no less favorable than those generally available to an unaffiliated third party under the same or similar circumstances or on terms comparable to those provided to UMB’s employees generally, and (I) whether UMB is obtaining products or services of a nature, quantity, or quality or on other terms that are not readily available from alternative sources.

Transactions Since January 1, 2020

In accordance with the Statement of Policy and Process, the Audit Committee has reviewed and approved the following transactions since January 1, 2020:

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For more than 20 years, the Bank has leased from Pioneer Service Corporation (“Pioneer”) one or more commercial billboards in the Kansas City metropolitan area and has used these billboards exclusively for the Bank’s purposes. Approximately 93% of the stock of Pioneer is collectively owned by Alexander C. Kemper, J. Mariner Kemper, and members of their immediate families and related entities. Each of these named individuals also serves or served as an executive officer of Pioneer. In October 2018, the Audit Committee considered and approved a three-year renewal of the lease (2019-2021), with an associated annual rental payment of $126,810. UMB made payments of $126,810 to Pioneer during 2020. Lease payments for 2021 are expected to be $126,810. UMB intends to evaluate the arrangement to determine whether it will request extension of the lease beyond 2021. Any renewal of the lease will be approved by the Audit Committee.

The Audit Committee also has recognized that many of UMB’s related persons have engaged in credit or other banking transactions with one or more of UMB’s banking or broker-dealer subsidiaries in the ordinary course of each such subsidiary’s business. Each transaction was executed on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than the normal risk of collectability or present other unfavorable features.

In addition, the Compensation Committee has reviewed and approved the compensation for Heather K. Miller, the sister of J. Mariner Kemper and Alexander C. Kemper. Ms. Miller is an Executive Vice President of Sales, Marketing and Communications for UMB. Ms. Miller’s compensation in 2020 totaled $458,894, which included (1) $231,769 in salary (based upon 27 pay periods), (2) $118,125 under the 2020 Short-Term Program, and (3) grants under the 2020 Long-Term Program that were valued at $109,000 on the grant date. Ms. Miller’s base salary effective March 22, 2021, will be $230,625, and in 2021 she has been awarded: (a) a target award of $80,719 under the 2021 Short-Term Program and (b) awards under the Omnibus Plan in 2021 valued at $112,500 on the date the award was determined.

There has been no transaction since January 1, 2020, that is required to be reported under Item 404(a) but that did not require review and approval or ratification under the Statement of Policy and Process or for which the Statement of Policy and Process was not followed.

Environmental, Social and Governance Practices

At UMB, we endeavor to be a good corporate citizen, focusing on prudent business practices, efficient and sustainable resource use, transparent governance, and diversity and inclusion. We care about our associates, our communities and the environment, and because we care, we are passionate about delivering on our promises and meeting the ever-evolving needs of the world around us with thoughtful consideration and open minds. We closely analyze how we do business through the lens of environmental, social, and governance considerations. We recognize that oversight of environmental, social and governance issues helps to minimize risks to our shareholders, and just as importantly, it helps reinforce our core values of doing the right thing, supporting our associates and our communities, and providing the unparalleled customer experience.

Our Associates

We know our strength stems from our associates, and building an inclusive, diverse and enriching company culture is important to us. Throughout our footprint, our associates have access to development and educational opportunities, leadership support, and programs that help promote an atmosphere of trust, collaboration and unity.

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Inclusion and Diversity. We strive to make UMB as diverse as the world in which we live, comprised of individuals of all races, genders, ethnicities, sexual orientations, abilities, ages, backgrounds, experiences and more. Building and maintaining an inclusive environment requires continuous focus, development and self-reflection. It is something we work toward, learn from, and redefine every day. To help with this ongoing process, we sponsor eight Business Resource Groups that give associates the opportunity to find commonalities with others, learn more about one another, and to be a resource for diverse customer and associate perspectives. In addition, as a part of our efforts to foster an inclusive community, in June of 2020, we created a voluntary monthly dialogue led by our Business Resource Groups for all associates wanting to listen, learn and turn empathy into action. Through these voluntarily discussions, associates shared their experiences and the ways in which colleagues can engage and become allies of the community, inside and outside of our organization. In addition, many business leaders co-facilitated courageous dialogues with their teams, nurturing an environment of openness and awareness. We also continue to equip our managers by embedding unconscious bias training into our development offerings. These mechanisms help reinforce the importance and practice of UMB’s inclusion and diversity values. To apply an inclusion and diversity lens more broadly, we also commissioned a team of associates to assess our policies, practices and communications with a focus on issues relating to inclusion and diversity.

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Competitive Benefits. Offering competitive benefits helps us attract and retain quality associates. We offer family friendly leave, flexible work schedules, educational assistance and other health, wellness and financial benefits.

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Workforce Demographics. UMB’s inclusion and diversity priorities and goals are established by senior leaders who develop strategic plans to outline how UMB will achieve and maintain an inclusive and diverse workforce. As of December 31, 2020, 52.9% of our associates and 45.3% of our managers were women. Additionally, 21.8% of our associates are people of color, up 3% from two years ago.

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Pandemic Response. UMB’s response to the COVID-19 pandemic is rooted in supporting its associates while focusing on the safety and security of associates, customers, and vendors. Beginning in mid-March 2020, more than 85% of associates shifted to a remote work environment. The remainder of associates were in roles that required them to be on-site. For on-site associates, UMB provided five additional days of paid time off, and provided lunches and supplemental pay through the second quarter of 2020. UMB instituted social distancing signage and reconfigured spaces to limit the risk of exposure within its locations. This allowed for additional associates to return on-site if they chose to, which increased on-site associates to approximately 35% as of December 31, 2020. Other steps taken by UMB to support its associates during the COVID-19 pandemic include temporarily increasing coverage under the employee assistance program and providing one-time funding from our Associate Emergency Fund to impacted associates.

The Board receives periodic reporting on, among other things, the diversity of UMB’s associates, including year-over-year statistics. These reports describe the measures taken by UMB to help ensure ongoing inclusion and diversity initiatives are appropriately monitored and supported. The reports are part of a formalized presentation and discussion between executive management and the Board, designed to provide the Board with sufficient information such that, along with any ongoing updates, the Board is able to review UMB’s inclusion and diversity efforts and practices.

Our Community

UMB maintains a commitment to the prosperity of each community we serve. In addition to providing financial products built for the needs of our customers, we use associate volunteerism and corporate philanthropy to build strong community partnerships.

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Workplace Giving. We transitioned to a company-wide workplace giving campaign allowing associates to support qualified nonprofit(s) of their choice through recurring payroll deductions. This opportunity resulted in more than 1,000 associates participating, surpassing our 25% participation goal. In connection with this shift, associates pledged $551,691 annually, a 62% increase over the prior year.

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UMB Matching Gift Program. Our matching gift program was designed to extend the impact of our associates’ personal contributions and donations to their communities. Utilization of the matching gift program increased 380% from 2019 to 2020.

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Associate Involvement. UMB encourages associates to give back to their local community through various programs and initiatives. We empower our associates and help them amplify the causes they care about by providing resources through the volunteer time off and matching gift programs. UMB offers 16 hours of paid volunteer time off to eligible associates every year. In 2020, associates were creative in how they used their time, including participating in outdoor and remote volunteer opportunities.

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Key Partnerships. The American Royal’s annual field trip went virtual in 2020 due to the COVID-19 pandemic. The UMB Market—an interactive financial education simulation—shifted from 100 in-person UMB volunteers and more than 4,000 students from across the region, to a virtual format supported by videos and corresponding worksheets to help children learn about healthy shopping on a budget. This new format extended the program’s reach to students beyond the Kansas City region and enabled kids to independently complete the training at home or together in a classroom setting.

The Environment

UMB recognizes the undeniable importance of sustainable and ethical business practices. While our business model does not include production or distribution in the more traditional sense, we still examine ways to reduce waste, promote recycling, decrease air pollution, conserve energy, and educate our associates about the benefits of environmental sustainability.

•

Property Management. We have a dedicated property management team that researches and reviews opportunities for space efficiency, energy efficiency, construction and renovation standards, and other ways we can use our properties to add value for our customers and communities. In 2020, 74 of our buildings utilized automation systems that are designed to conserve energy by maintaining consistent temperatures. In addition, energy-efficient lighting programs saved more than 189,328 kilowatt hours of electricity. Ten of our buildings contain solar energy systems and, in 2020, those systems produced 161,281 kWH of energy and reduced carbon dioxide emissions by 142,791 kg.

•

Resource Reduction Policies and Practices. We focus on being responsible stewards of our natural resources in both our decisions and our actions. We continuously look for ways to reduce our reliance on paper through prudent printing and increased use of technology. In 2020, we recycled 13,350 pounds of comingled materials and 308 pounds of batteries, and are looking for other ways in which to minimize our impact on the environment.

2020 DIRECTOR COMPENSATION

For their service on the Board during 2020, non-employee directors received an annual retainer of (1) $50,000 in cash and (2) fully vested UMB stock having, on the grant date, a value equal to $65,000 for our Lead Independent Director, and $60,000 for all other directors. No separate fee is paid for attendance at meetings of the Board. Directors who are also employees of UMB receive no separate compensation for serving on the Board. In addition, for 2020, the Lead Director received an annual retainer of $30,000 in cash and the Chairs of each of the Committees receive an annual cash retainer in the following amounts: Audit Committee—$24,000, Risk Committee—$18,000, Compensation Committee—$17,500, and Governance Committee—$13,000. The non-Chair members of the Audit Committee, the Compensation Committee, the Governance Committee, and the Risk Committee each received additional annual cash retainers of $10,000, $5,000, $4,000 and $5,000, respectively, all paid quarterly and in arrears.

The total compensation received by UMB’s non-employee directors for 2020 is reflected in the following table:

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)

Robin C. Beery	82,530	54,962	137,492

Janine A. Davidson	44,311	14,990	59,301

Kevin C. Gallagher	65,030	54,962	119,992

Greg M. Graves	93,062	54,962	148,024

Alexander C. Kemper	50,030	54,962	104,992

Gordon E. Lansford III	81,030	54,962	135,992

Timothy R. Murphy	59,030	54,962	113,992

Tamara M. Peterman	55,030	29,973	85,003

Kris A. Robbins	78,030	54,962	132,992

L. Joshua Sosland	59,030	54,962	113,992

Paul Uhlmann III	59,030	54,962	113,992

Leroy J. Williams, Jr.	60,030	54,962	114,992

(1)	These are the total fees earned during 2020, including an amount equal to the stub cash portion of the equity retainer for 2020 that was paid during 2021.

(2)

Amounts reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Information about the assumptions made in the valuation of equity awards is included in the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 1, 2021, under the heading “Accounting for Stock-Based Compensation,” in Note 1, Summary of Significant Accounting Policies, and in Note 11, Employee Benefits. The amount includes only the equity retainer earned in 2019 and issued on January 31, 2020, and the partial equity retainer granted to Ms. Davidson in July of 2020. The remaining equity retainers for 2020 were granted on January 29, 2021.

PROPOSAL #1—ELECTION OF DIRECTORS

Nomination Process

The Governance Committee is responsible for periodically reviewing and recommending to the Board the desired characteristics of directors and the optimal composition of the Board as a whole. We believe that diversity among our directors enriches Company decision-making and fosters robust, critical thinking.

The Governance Committee may consider existing directors for renomination and may use search firms or other resources to identify other potential director candidates. The Governance Committee also considers potential director candidates who are recommended by shareholders in compliance with applicable law and our Bylaws. Any recommendation by shareholders must include the potential director candidate’s name, biographical information, and qualifications and must be submitted in writing to the Corporate Governance & Nominating Committee, UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106. The Governance Committee uses the same criteria to evaluate all potential director candidates regardless of how they have been identified.

In recommending and nominating director candidates, the Governance Committee and the Board consider the following to be minimum qualifications:

•	The candidate should be an individual of the highest character and integrity and should have an inquiring mind, vision, a willingness to ask hard questions, and the ability to work well with others.

•	The candidate should have a personal and professional reputation that is consistent with the image and reputation of UMB.

•

The candidate should be free of any relationship or conflict of interest that is inconsistent with applicable law or that would interfere with the proper exercise of the fiduciary duties of a director.

•	The candidate should be willing and able to devote sufficient time and attention to the affairs of UMB and to diligently fulfill the responsibilities of a director.

•	The candidate should have the capacity and desire to represent the balanced and best interests of the shareholders as a whole.

The Governance Committee and the Board also give weight to other factors that are expected to enhance the effectiveness of the Board and its Committees. Among these are diversity—including in terms of geographic region, professional or business experience, gender, race, ethnicity, national origin, and specialized education or expertise—and particular talents, relationships, or other qualities that are likely to contribute in a meaningful way to increasing the fundamental value of UMB and creating long-term value for shareholders. Our Governance Guidelines require that all director searches include candidates who are either gender or racially diverse. Additionally, the Governance Committee and the Board consider the evolving needs of UMB based on its strategic direction, business segments, growth objectives, risk appetites, geographic footprint, and tradition of providing the unparalleled customer experience.

The effectiveness of these processes and policies is assessed by the Governance Committee in connection with its periodic evaluation of the Board’s and each Committee’s performance as contemplated by the Governance Guidelines.

Nominations

The Governance Committee is dedicated to assembling a Board that excels in fulfilling these responsibilities, exercises independent leadership and oversight of management, and operates in a cohesive and effective manner. In identifying and recommending director candidates, the Governance Committee remains mindful as well of the evolving needs of UMB based on its strategic direction, business segments, growth objectives, risk appetites, geographic footprint, and tradition of providing the unparalleled customer experience.

The Governance Committee has recommended, and the Board has nominated, the slate of 12 director nominees identified below for election to the Board for terms ending at the 2022 annual meeting of shareholders, or until a director’s earlier death, resignation or removal. All of the nominees currently serve as Directors and have been nominated for re-election based on their qualifications and performance throughout 2020. The Governance Committee believes that each existing director brings applicable talents, relationships, professional or business experience, specialized education or expertise, and other qualities to UMB and these directors meaningfully contribute to increasing the fundamental value of UMB and creating long-term value for shareholders.

Each of the nominees has agreed to be nominated and, if elected, to serve as a Director. We do not anticipate that any nominee will become unavailable for election, but under our Bylaws, the shares represented by proxy and voting for any nominee who unexpectedly becomes unavailable prior to the election will be voted instead for a substitute candidate nominated by the Board. We are not aware of any arrangements or understandings between the nominees and any other person pursuant to which such persons were selected as a director or nominee.

Name	Age	Positions or Offices with UMB	Director Since

Robin C. Beery	53	Director	2015

Janine A. Davidson	54	Director	2020

Kevin C. Gallagher	52	Director	2007

Greg M. Graves	63	Director	2003

Alexander C. Kemper	55	Director	1992

J. Mariner Kemper	48	Chair, President, CEO, and Director	2004

Gordon E. Lansford III	50	Director	2017

Timothy R. Murphy	65	Director	2016

Tamara M. Peterman	62	Director	2019

Kris A. Robbins	62	Director	2000

L. Joshua Sosland	60	Director	1998

Leroy J. Williams, Jr.	56	Director	2016

Skills Matrix

Our Board continually identifies key qualifications, attributes, skills and experiences that are important to be represented on the Board as a whole, particularly given UMB’s current needs and priorities, and future planning. The following tables summarize certain of these key qualifications, attributes, skills and experiences, and identify director candidates possessing the same.

Experience, Expertise or Attribute	Importance

Executive Leadership (“Leadership”)

UMB believes that those who have held significant executive leadership roles bring a unique perspective to board service. Generally, these individuals possess a plethora of important leadership qualities, including strategic planning skills, practical application of risk analysis, the ability to problem solve in even the most difficult of circumstances, and the ability to make highly impactful, definitive decisions.

Finance/Financial Services and Banking (“Finance”)

As a publicly traded, highly regulated bank holding company with bank and non-bank subsidiaries, an understanding of finance, the financial services industry and banking is an important component of our Board.

Corporate Governance (“CG”)

The rules, responsibilities and obligations governing UMB, and its subsidiaries, create a framework from within which UMB operates and executes its strategic mission. As such, they create an important backdrop to every board discussion, decision and plan.

Regulatory (“Reg”)

Given the highly regulated areas in which UMB operates, and given the impact of applicable regulations on the ability to plan and execute on large strategic initiatives, regulatory experience on the Board is valuable.

Technology and Information Security (“IT/IS”)

UMB believes that technology and information security are two of the largest areas of risk that most companies, and particularly banks, face in today’s world. Changes in one or both areas in a company can significantly impact not only day-to-day operations, but also strategic planning, the customer experience and UMB’s reputation in the marketplace. UMB, like many companies, places heavy emphasis on technology and information security experience.

Risk Management (“Risk”)

Risk management plays an integral role in all facets of UMB’s decision-making and strategic planning. Failure to appropriately identify, anticipate or plan for, and respond to, material risks could have a meaningful, detrimental impact to UMB. Accordingly, directors with practical risk management experience are particularly important to UMB.

Mergers and Acquisitions (“M&A”)

UMB is continuously evaluating its business strategies, which includes the best and smartest paths towards growth, new products and longevity. Board members with experience in mergers and acquisitions can help UMB formulate, plan for, and execute upon, its long-term strategic goals.

Business Operations/Strategic Planning (“BO/SP”)

The practical, solutions-oriented experience that comes with business operations and the planning, implementation and maintenance of strategic activities provides a valuable backdrop for the performance of Board activities. Accordingly, UMB seeks and values directors with experience in a variety of business operations and strategic planning.

Diversity (“Div”)	UMB recognizes that board diversity, including of gender, race, ethnicity, experience, background, and thought creates a more balanced, inclusive, and better prepared decision-making body.

Experience, Expertise or Attribute	Leadership	Finance	CG	Reg	IT/IS	Risk	M&A	BO/SP	Div

Robin C. Beery	●	●	●	●		●	●	●	●

Janine A. Davidson	●			●	●	●		●	●

Kevin C. Gallagher	●	●			●	●	●	●

Greg M. Graves	●		●		●		●	●

Alexander C. Kemper	●	●	●	●	●	●	●	●

J. Mariner Kemper	●	●	●	●	●	●	●	●

Gordon E. Lansford III	●	●	●		●	●	●	●

Timothy R. Murphy	●	●					●	●

Tamara M. Peterman	●	●		●		●		●	●

Kris A. Robbins	●	●	●	●	●	●	●	●

L. Joshua Sosland	●					●

Leroy J. Williams	●	●	●	●	●	●	●	●	●

The Importance of Board Diversity and Transparency

On December 1, 2020, NASDAQ announced that it filed with the SEC a proposal to advance board diversity and enhance transparency of board diversity statistics through new listing requirements. The proposed rules would require certain NASDAQ-listed companies to provide statistical information about each director’s self-identified gender and race, and self-identification as LGBTQ+ in a specified matrix format. In addition, boards of directors would be required to have at least two “Diverse” directors (as defined in the rules) or publicly disclose why their boards do not include such “Diverse” directors. As of the date of this proxy statement, NASDAQ’s proposed rules have not been adopted. The aspects that would be disclosed under the NASDAQ proposal include some, but not all, of the elements of diversity considered by UMB, the Governance Committee and the Board that are discussed, above, when evaluating a director or director candidate. Of the twelve director candidates, four directors, or 33%, are “Diverse” as defined by NASDAQ’s proposed rules (three women and one person of color). Furthermore, should the rule be adopted, the Board does not anticipate needing to take advantage of any available cure period to become compliant with the proposed requirement that the Board have at least two members which are “Diverse.” UMB agrees that diversity plays an important role in a well-functioning Board, and we continue to evaluate diversity as an important factor in any director candidate, regardless of our satisfaction of the proposed NASDAQ rule.

Robin C. Beery

Ms. Beery has 30 years of experience in financial services and asset management, with strong knowledge of traditional and alternative investment products and specialized expertise in B2B and B2C distribution, brand strategy & reputation management and product marketing & packaging. Ms. Beery served as Executive Vice President, Head of US Distribution, for Janus Capital Group (now Janus Henderson Investors) a publicly traded asset-management company, from September 2009 until her retirement from Janus in August 2014. She also served as CEO and President of the Janus Mutual Funds business during that period and was a member of the Janus Executive Committee from 2003 to 2014. In her capacity leading US Distribution, Ms. Beery had oversight of sales, client service, product, marketing, and corporate communications. From April 2003 to September 2009, she served as Executive Vice President, Chief Marketing Officer for Janus Capital Group, and was the President of the Janus Foundation from 2000 to 2014, overseeing the firm’s philanthropic endeavors and community relations.

Ms. Beery has served as an independent fund board trustee for the Hartford Multi-Factor Exchange-Traded Funds (formerly branded Lattice Strategies) since December 2014, the Hartford Exchange-Traded Funds since December 2016, and the Hartford Mutual Funds since May of 2017, and is a member of the Investment Committee and Chair of the Nominating and Governance Committee. Ms. Beery also serves as a senior business leader at ArrowMark Partners, an investment management boutique with specialized expertise in private and alternative credit and small cap equity strategies, since March 2015.

Janine A. Davidson

Janine A. Davidson, PhD, has served as president of the Metropolitan State University of Denver, Colorado’s third largest public university and only access-oriented University in the state, since July of 2017. As president, she is responsible for the University’s strategic direction, financial well-being and daily operations, serving nearly 20,000 graduate and undergraduate students. From March 2016 through January 2017, she served as the 32nd undersecretary of the United States Navy. In that role, Dr. Davidson was responsible for much of the operational and budgetary considerations for the United States Department of the Navy and Marine Corps, including prioritization of research, development and procurement, readiness, modernization and the health and well-being of military and civilian personnel and families. Dr. Davidson’s prior professional experience includes: Senior Fellow, Defense Policy at the Council on Foreign Relations from January 2014 through March 2016, Adjunct Professor at Georgetown University from January 2015 through May 2015, Assistant Professor at George Mason University from August 2012 to January of 2014, and various civilian policy positions in the Department of Defense from April 2009 through March 2012. Dr. Davidson began her career as an Air Force officer, global cargo pilot, and aviation and aerobatics flight instructor with the U.S. Air Force Academy. Dr. Davidson brings to the Board over 30 years of academic, civilian and military service, with expertise in the areas of organizational leadership, higher education, defense and public policy. She is a fellow in the National Academy of Public Administration and a life member of the Council on Foreign Relations.

Kevin C. Gallagher

Mr. Gallagher is currently Chairman of Gallagher Industries, LLC, a private holding company of lower middle-market industrial companies. He has entrepreneurial experience and marketing experience gained from serving as chief executive officer of a large complex diversified operation with companies in both the manufacturing and service industries. He also brings to the Board community-relations experience and experience in investments, mergers, and acquisitions.

Greg M. Graves

Mr. Graves previously served as Chairman and Chief Executive Officer of Burns & McDonnell, a consulting engineering company headquartered in Kansas City, Missouri, with offices and operations throughout the United States, until his retirement in December 2016. Prior to being named Chairman, he served as the President and Chief Executive Officer from October 2003 until December 2008; from January 2003 through October 2003, he served as the President and Chief Operating Officer. He served as General Manager of that company’s Energy Division from November 1997 through June 2001 and as President of its Energy Group from July 2001 through December 2002. Mr. Graves’s experience as chief executive officer of a large engineering company, with multiple offices and projects located throughout the United States and abroad, gives him leadership skills and growth management skills. He also has human-resources experience gained through his management of a large number of professionals and managers.

Alexander C. Kemper

Mr. Kemper, a brother of J. Mariner Kemper, is the Chairman of the Collectors Fund, a private-equity fund focused on alternative asset classes. He is also the founder, Chairman and Chief Executive Officer of C2FO, a leading provider of payment-optimization technology and cash-flow solutions for corporations. Prior to founding the Collectors Fund and C2FO, Mr. Kemper founded and served as the Chairman and Chief Executive Officer from March 2000 to mid-2006 of Perfect Commerce, Inc. (formerly eScout LLC), a provider of supplier relationship-management technology. Mr. Kemper is a board member of Sipvine. Prior to March 2000, he served as the President of UMB from 1995, as the Chief Executive Officer of UMB from July 1999, as the Chief Executive Officer of the Bank from January 1996, and as the Chairman and Chief Executive Officer of the Bank from January 1997. Mr. Kemper also serves as a director, the chairman of the compensation committee, and a member of the audit committee and the governance committee for NIC Inc. (NASDAQ: EGOV). In 2008, Mr. Kemper became a director of the BATS Exchange and served on its executive committee, regulatory oversight committee, and compensation committee. Since 2016, Mr. Kemper also served as the chairman of the BATS compensation committee. After BATS was acquired by the Chicago Board Operations Exchange, he continued to serve in the foregoing capacities until his retirement from the board in December 2018. In addition, in October of 2018, Mr. Kemper became a director of Dwolla, Inc., an e-commerce company that provides payment system services. Because of Mr. Kemper’s prior experience as the Chief Executive Officer of UMB and as chief executive officer and founder of multiple start-up companies, he brings entrepreneurial experience in managing growth, marketing skills, operations and investment experience, and information-technology skills and experience to the Board.

J. Mariner Kemper

Mr. Kemper, a brother of Alexander C. Kemper, has served as the Chairman and Chief Executive Officer of UMB since May 2004 and as the President of UMB since November 2015. He was the Chairman and Chief Executive Officer of the Bank between December 2012 and January 2014, the Chairman of UMB Bank Colorado, n.a. (a prior subsidiary of UMB) between 2000 and 2012, and the President of UMB Bank Colorado, n.a. from 1997 to 2000. As the Chairman and Chief Executive Officer of UMB for the past nearly 17 years, Mr. Kemper brings to the Board skills in leadership, consensus building, and the implementation of UMB’s key strategies. He has detailed knowledge of UMB’s key business and operational strategies and branding and possesses operations experience and knowledge of every aspect of UMB’s business. He also has specialized knowledge of the investments, banking, and financial-services industries as well as extensive community-relations experience, with involvement in civic and business organizations in Kansas City and Colorado.

Gordon E. Lansford III

Mr. Lansford has served as President and Chief Executive Officer of JE Dunn Construction Company, a national commercial contractor headquartered in Kansas City, Missouri, since January 2014. Prior to being named as President and CEO, he served as Chief Financial Officer from 1998 to December 2013, and before then, he served as the Director of Internal Audit. Prior to his employment with JE Dunn, Mr. Lansford was employed by KPMG, LLP as a Certified Public Accountant. Mr. Lansford was previously a member of the board of directors for the Bank until January 2016, when that board’s membership was consolidated with that of the Company’s. Mr. Lansford has relevant experience overseeing operations, finance, legal, risk management, investments, human resources and information technology.

Timothy R. Murphy

Mr. Murphy has been the Executive Chairman of Murphy-Hoffman Company (“MHC”) since January 2017, holding responsibilities associated with company oversight and strategic growth initiatives. Prior to this time, and beginning in 1989, Mr. Murphy served as the Chief Executive Officer. MHC is a large, privately-owned heavy and medium duty truck dealer in North America. In addition, Mr. Murphy has served on numerous supplier councils to the trucking industry, including two terms as Chairman of the North American Kenworth Dealer Council. Mr. Murphy brings significant organizational, business expertise, including specialized knowledge of UMB, having served as a board member for the Bank from 1999 through January 2016.

Tamara M. Peterman

Tamara (Tammy) M. Peterman, MS, RN, FAAN, was appointed as Executive Vice President, Chief Operating Officer and Chief Nursing Officer of the University of Kansas Health System in July 2007. In July 2018, Ms. Peterman assumed the additional role of President, Kansas City Division. In her roles with the University of Kansas Health System, Ms. Peterman oversees the operations of all health system locations within the Kansas City metropolitan area, assuring key operational goals related to quality, service, people, growth and financial stability are achieved. In collaboration with others on the senior executive team, Ms. Peterman also provides strategic operational oversight and specific strategic guidance for nursing services and day-to-day operations across all locations of the health system. Ms. Peterman has relevant experience overseeing operations, financial performance, regulatory, and risk management. She also provides specialized industry knowledge related to healthcare.

Kris A. Robbins

Mr. Robbins was previously employed by Security Benefit Corporation (“Security Benefit”) and its companies from 1997 until his retirement in February 2010, serving as its Chief Executive Officer for over 10 years, and as Chairman and CEO for 6 years. During his tenure, Security Benefit managed over $40 billion in assets and provided annuities, mutual funds, exchange-traded funds, retirement plans, and business-processing services throughout the United States. Following his retirement from Security Benefit, Mr. Robbins co-founded and is currently the Chief Executive Officer of Clearleaf Finance, a short duration, specialty asset investor involved in liens, asset-based finance and factoring, and President of its servicing arm, Purestone Loan Services. He also provides private-equity, angel-investment, and advisory services through KARobbins LLC. Mr. Robbins once served on the board and chaired the audit committee of Compliance Assurance Corporation (PA) until its sale in November 2012 to Stone River Risk and Compliance. Mr. Robbins also served on the board and audit committee of Key Health from April 2011 through 2015. Mr. Robbins brings to the Board financial literacy skills, developed in over 30 years of professional experience and education in accounting and financial management. In addition, he has significant experience and knowledge relating to operations, investments, risk and capital management, gained from his leadership of large, highly regulated financial-services business that had significant growth and changes in products (including public company experience). Mr. Robbins provides specialized industry knowledge in key areas of investments, risk management, and insurance as well.

L. Joshua Sosland

Mr. Sosland has served as the President of Sosland Publishing Co., Kansas City, Missouri, since July 2015 and Vice President of Sosland Companies, Inc., Kansas City, Missouri, since 1993. Established in 1922, the Sosland Companies are primarily engaged in trade publications for the baking, flour-milling, and food-processing industries. Mr. Sosland has also served as editor of Milling & Baking News since 2000 and editor or editor-in-chief of Food Business News since 2004. Mr. Sosland contributes significant investment experience and expertise, as well as board and governance expertise, with more than 20 years of service on our Board and several years of service on the trust policy committee of the Bank. The economic analytical skills developed from his formal education, as well as his publishing experience covering and analyzing the food-processing industry, enable him to provide valuable analyses of investment and acquisition activities. Through his many years of service on and prior leadership of the Board’s compensation committee, Mr. Sosland also has detailed knowledge of the development and implementation of UMB’s executive incentive-compensation plans.

Leroy J. Williams, Jr.

Mr. Williams is the founder and Chief Executive Officer of CyberTekIQ, LLC, a consulting firm which partners with clients to maximize business performance through smart technology investments and the deployment of information security best practices, a position he has held since October 2016. He previously served as the Global Chief Information Officer of Ball Corporation (NYSE: BLL) from May 2005 until July 2016. Mr. Williams brings to the Board over 25 years of experience in managing technology innovation that is designed to maximize business returns across multiple industries, including in the manufacturing, public-sector, telecommunications, and financial-services industries. Mr. Williams also brings to the Board valuable expertise in the areas of cybersecurity and enterprise risk management and experience in managing large, complex transformational efforts on a global scale.

The Board recommends that shareholders vote FOR the election of each of the 12 nominees to our Board.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

UMB’s executive compensation program is designed to attract, retain, motivate and reward leaders that promote the long-term success of the Company. Our Compensation Committee is responsible for oversight of the compensation program for all Executive Officers. This Compensation Discussion and Analysis describes the material elements of the compensation program for our “Named Executive Officers” or “NEOs” which includes the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”), and our three other most highly compensated Executive Officers as of December 31, 2020.

Our Named Executive Officers for 2020 were:

J. Mariner Kemper	Chairman, CEO and President

Ram Shankar	CFO

James D. Rine	Vice Chairman; President and CEO of UMB Bank, n.a.

James Cornelius	President of Institutional Banking of UMB Bank, n.a.

Shannon A. Johnson	Chief Administrative Officer

This Compensation Discussion and Analysis also describes relevant actions involving the compensation of the NEOs since the end of 2020 until the date of this proxy statement.

Executive Summary

2020 Business Highlights

Despite 2020 being a challenging year, UMB continued to perform notwithstanding the substantial headwinds caused by the global pandemic. Highlights for 2020 include:

•	Earnings Growth. UMB delivered record net income of $286.5 million or $5.93 per common share (fully diluted), an increase of 17.6% over 2019;

•	Loan Growth. Our average loan balances for the 4th quarter increased 21.2% compared to the same quarter in 2019;

•	Credit Quality. Our credit quality remained solid with net charge-offs of 0.13% of average loans; and

•	Asset Growth. Our average total assets for the 4th quarter exceeded $30 billion for the first time in our history.

Objectives of Our Compensation Program

Our Compensation Committee has established the following goals and objectives for structuring UMB’s executive compensation program and in making individual compensation decisions:

•

Compensation should reward superior performance. Our compensation program should motivate our Executive Officers to perform consistently at high levels. The performance standards used in our short-term and long-term incentive programs should be challenging, but fair, to the Executive Officers.

•

Incentive compensation should reward consistent and sustained performance over the long term. A substantial amount of compensation should vest over multi-year performance periods that are designed to align the interests of the executive officers and shareholders. We believe this focus on longer performance periods also helps promote retention and business continuity amongst the Executive Officers.

•

Incentive compensation should emphasize forward-looking performance. A substantial amount of compensation for Executive Officers should be equity-based compensation. We believe equity compensation aligns management and shareholder interests and promotes increased shareholder value.

•

Compensation levels should be competitive to ensure we attract and retain a highly qualified management team to lead and grow the Company. We rely on an experienced and highly talented management team to lead the Company. To promote continued growth and success, we also have to develop a strong bench of executives who are ready to meet the needs of the future. To do this, our compensation program must be competitive with our peer group and the industry, allowing us to attract and retain talent that is capable of meeting current and future needs.

•

Incentive compensation should avoid excessive or disproportionate risks. Our incentive compensation practices are designed to appropriately balance risk and reward and to avoid excessive or disproportionate risks.

•

Incentive compensation should encourage stewardship of UMB as a whole. Our Executive Officers are encouraged to focus on the performance of the Company as a whole as well as their individual business or functional lines. To this end, our incentive compensation includes both company-wide and individual goals, promoting an “us” mentality when it comes to performance.

•

Compensation opportunities should take into account individual incentives and circumstances. Our Executive Officers have various levels of performance, leadership, expertise, responsibilities, and experience. Our compensation program seeks to be flexible enough to recognize these differences and reward those Executive Officers who perform at higher levels.

•

Compensation opportunities should focus on qualitative standards in addition to metrics. While the vast majority of our compensation is tied to quantitative metrics, the Compensation Committee considers factors such as the execution of strategic business priorities in addition to the numbers when making compensation decisions.

Compensation Best Practices

What We Do	What We Don’t Do
We Pay for Performance: The majority of our executive compensation is variable and is closely tied to both individual performance and the financial performance of the Company.	No Hedging or Short Selling: Our NEOs are prohibited from engaging in short selling or hedging activities.

We have Strong Stock Ownership Guidelines: Our CEO is required to hold Company common stock with a value equal to six times base salary and our other NEOs must hold Company common stock equal to three times base salary.

No Stock Option Repricing: Our long-term incentive compensation plan prohibits repricing of stock options without shareholder approval.

We Have a Robust Claw Back Policy: We have the ability to claw back any cash or equity compensation payments that were predicated on achieving certain financial results in the event of a material negative restatement of financial results.

No Employment Agreements: We generally do not enter into long-term employment contracts with our Executive Officers.

We Perform an Annual Assessment of Incentive Compensation Risk: The Compensation Committee reviews our incentive compensation programs annually to ensure that the programs strike an appropriate balance between risk and reward.

No Excessive Perquisites: We offer our NEOs modest perquisites which accounted for a minimal amount of each NEO’s compensation during 2020.

Components of Executive Compensation

During 2020, our compensation program consisted of four fundamental components: (1) base salary, (2) short-term incentive compensation, (3) long-term incentive compensation, and (4) other benefits and perquisites, as follows.

Compensation Component	Component Elements	Purpose

Base Salary	• Bi-weekly cash payments	• To attract and retain NEOs • To provide a fixed base annual compensation that is market-competitive with other similarly situated financial institutions

Short-Term Cash Incentive Compensation	• Annual cash awards based on the achievement of annual performance goals and the profitability of the Company or business unit	• To motivate the NEOs to exceed annual performance goals • To align the interests of the NEOs with the interests of the shareholders

Long-Term Incentive Compensation	• Service-based restricted share units • Performance-based restricted share units

•  To promote retention and align the interests of NEOs with the interests of the shareholders by encouraging forward-looking balanced risk-taking, increasing the value for shareholders over the long-term

Other Benefits and Perquisites	• Tax preparation assistance • Relocation allowances • Auto allowance • Country club memberships	• To provide competitive compensation for executive talent

The actual mix of these components varies for each NEO and is dependent on the Compensation Committee’s evaluation of individual performance, strategic value, leadership, responsibilities, competency, experience, and expected future contributions. The Compensation Committee, however, believes that the majority of each NEO’s compensation should be contingent on performance or paid out over time (“at risk”). The following charts illustrate the allocation of direct target compensation for 2020 for our CEO and the annual average allocation of direct target compensation for 2020 for all of our NEOs, excluding a special retention grant to Mr. Rine, described later in this proxy statement.

The Role of the Compensation Committee

Each year our Compensation Committee reviews and approves the Executive Compensation Principles of the Company. The Compensation Committee has exclusive authority to determine the compensation of the Company’s Executive Officers and to determine the equity-based compensation of all directors and associates of UMB and its subsidiaries. The Compensation Committee may not delegate this authority to any officer or other associate of UMB or its subsidiaries but has authorized the Chair of the Compensation Committee (as well as any other member of the Compensation Committee designated by the Chair) to approve, on behalf of the entire Compensation Committee, compensation that falls within its exclusive jurisdiction and that is being offered to prospective new hires or certain associates deemed by management to be more likely to terminate employment with the Company. In determining the compensation of our NEOs, the Compensation Committee considers information provided by the Compensation Committee’s external compensation consultant and UMB’s management team, as well as information obtained from publicly available information about the companies in our peer group.

The Role of Executive Officers in the Compensation Decisions

Mr. Kemper, as CEO of the Company, Mr. Rine, as CEO of the Bank, and Ms. Johnson, as Chief Administrative Officer, with the assistance of our Human Resources Department, review the performance of the other Executive Officers who report directly to them and offer recommendations to the Compensation Committee on the amount and mix of their compensation. No Executive Officer participates with the Compensation Committee in its review of that officer’s performance or the Compensation Committee’s determination of that officer’s compensation.

The Role of the Compensation Consultant

Our Compensation Committee has engaged McLagan Partners, Inc., an Aon company, (“McLagan”) as its executive compensation consultant. In this capacity, McLagan advised the Compensation Committee on the structure and design of our executive compensation program, on the Company’s comparative peer group, on regulatory updates, and on the amount and mix of compensation for 2020 and 2021. Representatives of McLagan attended, in person or by telephone, all of the meetings of the Compensation Committee in 2020 and thus far in 2021.

The Compensation Committee considered factors relevant to McLagan’s independence from management under SEC and NASDAQ rules and has determined that McLagan is independent from management.

Use of Competitive Data

In performing its duties in 2020, the Compensation Committee relied on various sources of compensation information provided by McLagan. McLagan provided the Compensation Committee with comparative analyses based on (1) proxy data from UMB’s identified peer group and (2) industry data from McLagan’s proprietary surveys. Our peer group was selected on the basis of asset size, mix of business, annual revenue, market capitalization, employees, and other factors judged by the Compensation Committee to be relevant. The peer group approved and used by the Compensation Committee during 2020 included 16 companies:

Associated Banc-Corp	Hancock Whitney Corporation
BancorpSouth, Inc.	IBERIABANK Corporation
BOK Financial Corporation	Old National Bancorp
Chemical Financial Corporation	Prosperity Bancshares, Inc.
Commerce Bancshares, Inc.	Trustmark Corporation
Cullen/Frost Bankers, Inc.	Umpqua, Holdings Corporation
First Midwest Bancorp	Valley National Bancorp
Fulton Financial Corporation	Webster Financial Corporation

In October 2020, the Compensation Committee reviewed the above peer group listing with McLagan. The Compensation Committee noted that IBERIABANK Corporation finalized their merger with First Horizon Bank in July 2020 creating a combined bank operating as Fist Horizon National Corporation. The Compensation Committee determined that the assets and market capitalization of the resulting First Horizon National Corporation were significantly outside of the range of the Company’s other peers, and as such, IBERIABANK Corporation was removed from the Company’s peer group for 2021. It was also determined that no additions need be made, resulting in a final peer group of 15 for 2021.

Executive Compensation for 2020

General Considerations for 2020

Annual compensation decisions, including those for NEOs, are primarily made in February after our Board has held its first regular meeting of the year and earnings and other financial results for the prior year have been announced. The Compensation Committee weighed a number of general considerations in setting the compensation for each NEO in 2020, including evaluating the job-based factors to determine if the Company’s value of the role differs from the competitive labor market, reviewing the incumbent performance value and evaluating each NEO’s performance in his or her respective role, to come to a final compensation decision for each executive.

Base Salary

Base salary provides the NEOs with a market-competitive baseline of cash compensation, generally in the form of fixed bi-weekly payments. The Compensation Committee established the salaries of our NEOs in 2020 by (1) using peer-group or industry data to identify comparative medians and quartiles and (2) adjusting off the median and quartiles to reflect each NEO’s individual performance, strategic value, leadership, responsibilities, competencies, and experience.

Annual base salary adjustments for the NEOs, if any, are generally decided by the Compensation Committee at its meeting in February for implementation in late March. For each NEO other than Mr. Kemper, the Compensation Committee considers the industry market data and the recommendation of the NEO’s manager when adjusting base salary. The Compensation Committee retains full discretion to set the base salary for Mr. Kemper.

In February 2020, the Compensation Committee reviewed the base salaries of our CEO and all of the NEOs. Based on this review the Compensation Committee decided to increase Mr. Kemper’s base salary by 3% in recognition of his efforts to enhance the Company’s succession plan for key executive and business line management positions, his management of a substantial credit issue during 2019, and the overall increase in loan growth and deposits in 2019. Mr. Kemper subsequently declined the increase in his base salary in response to the potential economic impact of the COVID-19 outbreak. The Compensation Committee increased the base salary of Mr. Rine by 10.3% to recognize his management and leadership of the Bank and his management of the credit issue during 2019, and to provide for retention. Mr. Cornelius received a 7.4% increase in base salary to recognize his increased responsibilities overseeing UMB Fund Services, Inc. and the overall performance of the Institutional Banking division. Mr. Shankar received an increase of 3% of his base salary to bring his relative position closer to the market median in his respective peer group. Ms. Johnson’s base salary was not adjusted in 2020; however, her base salary was adjusted at the end of 2019 when she was promoted and named Chief Administrative Officer.

Base Salary 2020

Name	2019 Base Salary	2020 Base Salary	Percentage Increase

J. Mariner Kemper	$905,216	$905,216	0.0%

Ram Shankar	$380,000	$391,000	2.9%

James D. Rine	$485,000	$535,000	10.3%

James D. Cornelius	$370,000	$397,500	7.4%

Shannon A. Johnson	$365,000	$365,000	0.0%

Short-Term Cash Incentive Compensation

Short-Term Cash Incentive—Plan Overview

Short-term incentive compensation generally takes the form of an annual cash bonus and is used to reward superior performance primarily over the short term through the Short-Term Incentive Compensation Plan (as adopted by the Board, the “Short-Term Incentive Plan” or “STIP”). Short-term incentive compensation awards are designed to motivate the NEOs to achieve, and exceed, Company-wide goals and their individual annual performance goals, and to otherwise support the Company’s key strategic initiatives. The Compensation Committee believes that these short-term incentive compensation goals and awards are drivers of valuation and align with the Company’s strategy. They also align the NEO’s financial interest with the interest of the shareholders, and of the Company, because the awards are tied to the NEO’s performance against established goals and are funded based on the performance of the Company and/or a business line.

In February 2020, the Compensation Committee approved the 2020 annual short-term incentive compensation program (the “2020 Program”) under the STIP, establishing a target short-term award pool of $10.9 million that was weighted 80% to UMB’s core after -tax net operating income (“Core NOI”) with a target Core NOI of $230.3 million and weighted 20% to UMB’s core return on average equity (“Core ROAE”) with a target Core ROAE percentage of 8.6%. The target amounts for Core NOI and Core ROAE were established using the Company’s projected budget for 2020.

The Compensation Committee has exclusive authority to determine the core income and returns by taking the Company’s financial results under generally accepted accounting principles and adjusting the results for gains, losses and circumstances that the Compensation Committee deems to be fair and appropriate such as (1) a gain or loss for the sale of non-earning assets; (2) a gain or loss on the sale or discontinuance of a business, product or service; (3) a gain or loss on branch closings; (4) expenses associated with the acquisition of a business; (5) severance costs; (6) litigation reserves; and (7) other large, non-recurring items unrelated to core results (such as unrealized gains and losses on specified alternative investments). Once the Core NOI and Core ROAE are determined, the actual bonus pool is proportionally adjusted.

The Compensation Committee also employs a discretionary plan governor to the 2020 Program in which the Compensation Committee would make a reduction in the short-term award pool if, for 2020, the Company’s operating leverage fell below -2.0%, and it would make an increase to the short-term award pool if the Company’s operating leverage exceeded -1.0%.

Corporate Financial Performance

UMB’s 2020 results compared to the 2020 STIP are set forth in the table below:

2020 LTIP—CORPORATE FINANCIAL PERFORMANCE

Financial Metric	Threshold	Target	Maximum	Actual	Score	Payout Percentage	Weight	Weighted Percentage

Core NOI	$184.2	$230.3	$299.4	$295.4	128.3%	192.4%	80%	153.9%

Core ROAE	6.88%	8.60%	11.18%	10.50%	122.4%	141.4%	20%	28.3%

Funding Percentage (based on funding calculation)								182.2%

In 2020, UMB’s performance on the specific measures used to calculate STIP bonuses was heavily influenced by an unrealized gain resulting from a business combination transaction in an investment made by the Company’s subsidiary, UMB Capital Corporation. UMB Capital Corporation specializes in capitalizing middle market businesses, and any gains on investments by UMB Capital Corporation are considered part of the core operating income of the Company.    The inclusion of this gain resulted in bonus pool funding of 182.2% despite the negative impacts of COVID-19 on the implementation of the CECL accounting standard to the Company’s net operating income. Positive operating leverage of 3.2% indicates the Committee would make an additional positive increase to the short-term award pool.

The Committee believes performance resulting from management decisions in 2020 should be rewarded, but not outsized by results from the unrealized gain. As such, the Committee exercised its authority to adjust results for such gain in order to be fair and appropriate. To determine the appropriate adjusted performance, the Committee considered multiple metrics and factors, including the Company’s positive Total Shareholder Return and stock price growth, exceptional credit quality, and growth rates in both diluted earnings per share and tangible book value exceeding peer and industry medians. The Committee viewed the performance as measured by these other metrics as meaningful indicators of substantial above-target performance. The Committee used negative discretion to regulate the impact of the unrealized gain on the Company’s 2020 bonus pool, and determined an appropriate bonus pool funding level representative of the performance of management and the Company in 2020 was 150%.

2020 Final Payment Determination

In determining each NEO’s award under the 2020 STIP, the Compensation Committee considered the extent to which the NEO’s performance objectives were achieved and determined the level of payout. The CEO’s performance and award were evaluated exclusively by the Compensation Committee while the performance and recommended awards for the other NEOs were evaluated by each NEO’s manager and approved by the Compensation Committee.

Named Executive Officer	Performance Objectives

J. Mariner Kemper

Objectives were tied directly to the performance of the Company due to his role and responsibility for the Company’s overall performance including financial results against budget, succession planning, diversifying revenue streams, increasing efficiency, individual leadership and strategic vision. The Compensation Committee specifically recognized Mr. Kemper’s leadership of the Company following the COVID-19 outbreak resulting in strong Company performance during challenging economic conditions. Because of these factors, Mr. Kemper’s STIP award was funded at 175% of target.

Ram Shankar

Objectives were tied directly to the performance of the Company due to his role and responsibility for the Company’s overall performance including financial results against budget, maintaining a strong finance team, function and reporting, and continued improvement of the Company’s operating leverage. The Compensation Committee recognized Mr. Shankar’s leadership in implementing the Current Expected Credit Loss provisions and his efforts related to the Company’s debt raise, and Mr. Shankar’s STIP award was funded at 120% of target.

James D. Rine

Objectives were tied directly to the performance to the overall performance of the Bank. The Compensation Committee recognized Mr. Rine’s leadership of the Bank following the COVID-19 outbreak. Specifically, Mr. Rine was lauded for his efforts to bring increased efficiency and to take on additional responsibilities. For these reasons, the Compensation Committee funded Mr. Rine’s STIP award at 183% of target.

James Cornelius

Objectives were tied to (1) maintenance of the national ranking for new municipal bond deals and continued growth of corporate default transactions within corporate trust; (2) expansion into the government and insurance segments in institutional custody; and (3) continued focus on the growth of fintech clients. During 2020, Mr. Cornelius exceeded his objectives and received a STIP award equal to 150% of target.

Shannon A. Johnson

Objectives were tied to the leadership of the administrative groups within the Company. Ms. Johnson was recognized for her organization of the newly formed administrative group and her leadership of the COVID-19 efforts within the Company. For these reasons, the Compensation Committee awarded Ms. Johnson’s STIP at 150% of her target.

The final tabulations for the STIP awards are set forth below:

2020 STIP AWARDS

Name	Annual Target Award	Individual Performance Percentage (from Target)	Total Cash Incentive Award

J. Mariner Kemper	$950,477	175%	$1,663,334

Ram Shankar	$234,600	120%	$281,520

James D. Rine	$481,500	183%	$881,145

James Cornelius	$298,125	150%	$447,187

Shannon A. Johnson	$219,000	165%	$361,350

Long-Term Incentive Compensation

Long-term Plan Incentive Compensation—Overview

UMB offers equity awards to the officers, employees and directors of the Company under the UMB Financial Corporation Omnibus Incentive Compensation Plan (the “Omnibus Plan”). The Omnibus Plan provides the Compensation Committee flexibility in the types of equity awards that may be utilized to link the financial rewards to the recipient with increases in Company shareholder value. The Omnibus Plan provides the following features that protect the shareholder interest:

•	Prohibition on liberal recycling;

•	Fungible share pool;

•	Additional award limits for non-employee directors;

•	No automatic accelerations upon change in control; and

•	Express prohibition on repricing or cashing out underwater options and stock appreciation rights.

Long-term incentive compensation in 2020 for the NEOs took the form of service-based restricted share units (“Service Units”) and performance-based restricted share units (“Performance Units”).

Long-Term Incentive Awards

Award Type	Vesting Period	Rationale	Award Mix

Service-Based Share Units	Vests 50% after two years; 75% after three years and 100% after four years	To promote retention of employees, including the NEOs	40%

Performance-Based Share Units	Vests at the conclusion of the three-year performance period (2020-2022)	To align the interests of certain employees, including NEOs, with the interests of the shareholders by encouraging forward-looking balanced risk-taking, increasing the value for shareholders over the long term	60%

All equity awards are valued as of the grant date, using the fair market value of the underlying stock. Grants of equity awards are generally approved in a manner that satisfies the exemption from Section 16(b) of the Exchange Act.

Performance Units: Our Compensation Committee established a performance standard for the Performance Units that is based 50% on the Company’s three-year cumulative core after-tax earnings per share (“3-year EPS”) and 50% on the Company’s average return on tangible common equity (“ROTCE”) over the three-year performance period. The target level for the 3-year EPS under the 2020 plan was established using the budget that was approved by the Board in January 2020 as a baseline and historical compound annual growth rates in core net income for projections for 2021 and 2022. The target level for the ROTCE under the 2020 plan was established by using the budget that was approved by the Board in January 2020, as a baseline and historical compound annual growth rates in core net income for projections for 2020 and 2021 considering projected share repurchases during the performance period. We do not disclose forward-looking goals for our multi-year incentive programs because the Company does not provide forward-looking guidance to our investors with respect to multi-year periods and further because the goals are considered competitively sensitive information. It has been our practice to disclose multi-year performance goals in full after the close of the applicable performance period.

The threshold level for both the 3-year EPS and the ROTCE is 80% of the target level. At the end of the performance period, achieving the target level for each performance metric would result in 100% of the Performance Units vesting; reaching the threshold level for each performance would result in 50% of the Performance Units vesting; and achieving or exceeding the optimum level of 130% of each performance target would result in the payout of 200% of the Performance Units vesting. If the performance metrics fall above or below the target level, but above the threshold level, the percentage of Performance Units earned would be interpolated on a linear sliding scale, not to exceed 200% funding for 130% of target performance. Failing to meet the threshold level would result in 0% of the Performance Units being earned.

2020 LONG-TERM PAYOUTS

	3-Year Actual Performance as a Percentage of the Payout Metric	2020 Long-Term Payout as a Percentage of the Payout

Below Threshold Payout	Less than 80%	0%

Threshold Payout	80%	50%

Target Payout	100%	100%

Maximum Payout	130% or Greater	200%

2020 Annual Long-Term Incentive Grant

In February 2020, the Compensation Committee approved annual equity awards to all the NEOs. The value of each award is expressed as a percentage of the NEO’s base salary at the time of the award. The value of the equity awards for each NEO are based on comparative peer-group or industry data and the NEO’s position, strategic value, leadership, responsibilities, competency, and experience. The awards for the CEO and each NEO were comprised of 40% Service Units and 60% Performance Units, and are further detailed below.

2020 LTIP EQUITY AWARDS

Name	2020 LTIP Percentage (as a percentage of salary)	Value of Service- Based Award	Value of Performance- Based Award

J. Mariner Kemper	221%	$800,000	$1,200,000

Ram Shankar	70%	$106,400	$159,600

James D. Rine	120%	$232,800	$349,200

James Cornelius	65%	$96,200	$144,300

Shannon A. Johnson	60%	$87,600	$131,400

Special Performance Grant for Mr. Rine

In addition to the annual LTIP grant for 2020, Mr. Rine received an additional $500,000 performance-based equity retention grant as a component of succession planning. Under the special grant, Mr. Rine is eligible to receive between 100 to 200% of the grant depending upon the achievement of positive core net operating income in each of the three years of the performance period (2020-2022) and the completion of certain operational goals over the performance period.

Other Benefits and Perquisites

Each Executive Officer is offered standard benefits, including health insurance, disability insurance, life insurance, 401(k) plan matching contributions, and profit-sharing contributions, which are provided on the same terms to all of UMB’s associates who have met minimum service requirements, except to the extent that a benefit (such as disability insurance) is calculated as a percentage of salary. We regularly assess these benefits against those of our peer group to remain competitive.

The Compensation Committee generally approves limited perquisites when appropriate to attract or retain talent, when a particular benefit inures to UMB, or when the value to the Executive Officers or other officer is greater than UMB’s cash outlay. For example, club dues and fees are paid on behalf of certain executive officers and other designated officers who are charged with meaningful business generation responsibilities and who appreciate the administrative convenience associated with a corporate-paid membership. Similarly, affording a modest allowance to the executive officers and other senior officers for tax preparation and financial planning (1) enables UMB to ensure that no potential conflict of interest arises in a senior officer’s choice of such a professional, (2) can result in cost savings for such officers based on the number of officers using a common professional, and (3) is administratively convenient for the participating officers. See “Compensation Tables—2020 Summary Compensation” later in this proxy statement for detailed information about the perquisites provided to the Named Executive Officers.

Other Executive Compensation Policies and Practices

No Employment Agreements

The Compensation Committee generally disfavors executive employment agreements, and no NEO is a party to an employment agreement.

Ownership of UMB Stock

The Board believes that stock ownership guidelines for directors and senior officers are an important component of good corporate governance and operate to further align their interests with those of our shareholders. As a result, stock ownership guidelines have been incorporated into our Governance Guidelines and are evaluated on no less than an annual basis.

Based on our stock ownership guidelines, each director is expected, at a minimum, to own UMB stock with a market value equal to five times the annual non-employee equity retainer grant. Additionally, each of the Executive Officers is expected, at a minimum, to own shares or units of UMB stock with a market value equal to:

•	President and Chief Executive Officer—6 times base salary;

•	Named Executive Officers—3 times base salary; and

•	All other Executive Officers—2 times base salary.

Shares of UMB stock held through the Profit-Sharing Plan or the ESOP, unvested service-based restricted stock or service units and one-half of the unvested performance-based restricted stock or performance units are counted toward these minimums. Options, whether vested or unvested, do not count towards the calculations.

Each director or senior officer is expected to come into compliance with these stock-ownership guidelines within five years of being employed in or promoted to an applicable position.

No Hedging of UMB Stock

Our Governance Guidelines prohibit directors and executive officers from engaging in short-term speculative trading in UMB’s securities. Prohibited transactions include (1) a short sale (that is, a sale of borrowed securities by an investor who hopes to buy the securities later at a lower price and thus make a profit), (2) a short sale against the box (that is, a short sale of owned securities to lock in gains or prevent additional losses), (3) a put or call option (that is, a right to sell or buy securities at a specified price within a specified period of time), including a covered call, and (4) a hedge or any other type of derivative or speculative arrangement that has a similar economic effect without the full risk or benefit of ownership. Our non-executive officer employees are not subject to the Corporate Governance Guidelines.

The Board believes that this prohibition further aligns the interests of directors and executive officers with those of shareholders, facilitates compliance with insider-trading and other applicable laws, and aids in preventing directors and executive officers from subjecting themselves to an actual or potential conflict of interest with UMB or creating the appearance of such a conflict.

Claw Back of Compensation

UMB has a claw back policy (the “Claw Back Policy”) pursuant to which it may recover cash- or equity-based incentive compensation that was awarded on the basis of incorrect or incomplete measurements of performance or illegal, dishonest, fraudulent, or intentional misconduct.

The Compensation Committee is charged with determining whether a recovery of incentive compensation is appropriate under the Claw Back Policy or applicable law and, if so, in what amount. A recipient must be notified within 36 months after the date when cash-based incentive compensation was received or equity-based incentive compensation vested in order for its recovery to be sought.

Say-on-Pay Advisory Vote

The Compensation Committee considered the results of the non-binding say-on-pay advisory vote that was held at our 2020 annual meeting of shareholders. The compensation paid to our NEOs at that time was overwhelmingly approved, with 96.4% of the votes represented being in favor. The Compensation Committee has interpreted this vote as an endorsement of our executive compensation principles adopted by the Compensation Committee (the “Executive Compensation Principles”) and the overall design and structure of our executive compensation program and maintained these principles and our executive compensation program in 2020.

The shareholders will again consider a non-binding say-on-pay advisory vote at the Annual Meeting (see Proposal #2). Following the meeting, the Compensation Committee will consider the results of the shareholder vote when making future compensation decisions.

Internal Revenue Code Section 162(m)

The previous use of Performance Shares under the Long-Term Incentive Plan was influenced in part by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which previously precluded a publicly held corporation from deducting specified compensation that is paid to a covered employee in excess of one million dollars for the taxable year. Performance-based compensation, however, was fully deductible if conditions identified in Section 162(m) and Treasury Regulation § 1.162-27 were satisfied.

The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our Named Executive Officers more than $1 million will not be deductible, unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

Despite the Compensation Committee’s previous efforts to structure the executive team annual cash incentives and Performance Shares in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with UMB’s business needs.

Performance Units Certified in January 2021 as Having Vested under the 2018 Long-Term Program

In February 2018, the Compensation Committee approved the performance metrics for the issuance of Performance Units that were based 50% on a target 3-year EPS (2018, 2019, and 2020) of $14.12 and 50% on the Company’s average ROTCE target of 11.25 over the 3-year performance period. The threshold, target and maximum payouts of the 2018 Performance Units are the same threshold, target, and maximum payouts were used under the 2020 Long-Term Program described previously in this proxy statement in the table entitled “2020 Long-Term Payouts.”    In January 2021, the Compensation Committee reviewed UMB’s financial results from 2018 through 2020 and certified the following results:

2018 STIP—CORPORATE FINANCIAL PERFORMANCE

Financial Metric	Threshold	Target	Maximum	Actual	Score	Payout Percentage	Weight	Weighted Percentage

3-YEAR EPS	$11.30	$14.12	$18.36	$15.15	107.3%	124.09%	50%	62.05%

ROTCE	$9.00	$11.25	$14.63	$10.74	95.5%	88.75%	50%	44.37%

Final Payout %								106.42%

Based on these conclusions, the NEOs received the following shares of Company stock free of restrictions and risk of forfeiture: (a) 15,980 shares to Mr. Kemper, (b) 1,437 shares to Mr. Shankar, (c) 1,497 shares to Mr. Rine, (d) 1,397 shares to Mr. Cornelius, and (e) 1,038 shares to Ms. Johnson.

Deferred Compensation Plan

UMB maintains a non-qualified deferred compensation plan that permits the NEOs and other specified participants, at their option, to defer a portion of their compensation payable for a calendar year until retirement, termination, or the occurrence of another specified event. UMB has an unsecured obligation to pay each deferred amount at the applicable time together with a rate of return equal to the yield produced by a mutual fund selected by the participant from among those available under the Profit-Sharing Plan. UMB does not match any amount that a participant may choose to defer. All of the NEOs were eligible to participate in this plan, and Messrs. Shankar and Rine elected to defer income in 2020.

Additional Payments or Benefits

The NEOs, in addition to other officers, may be entitled to receive accelerated payments or other awards under the Long-Term Incentive Plan, or the Short-Term Incentive Plan (such as death, disability, retirement, or a change in control of UMB). See “Potential Payments upon Termination or Change in Control” later in this proxy statement for additional information.

Executive Compensation Actions in 2021

Earlier discussions of each NEO’s compensation for 2020 address actions that were taken by the Compensation Committee in 2020 and that could affect a fair understanding of 2020 compensation. See “Executive Compensation for 2020” earlier in this Compensation Discussion and Analysis. The following table outlines those actions for each of the Named Executive Officers:

Executive	Base Salary			STIP		LTIP Grant

	2020 as of 12/31/20	2021	Increase	2020 (Determined and Paid in February 2021)	2021 (Determined and Paid in February 2022)	2020 (Determined and Fixed in February 2020)	2021 (Determined and Fixed in February 2021)

J. Mariner Kemper	$905,216	$950,000	4.9%	$1,663,334 (175% of 12/31/20 Salary from a Target of 105% of 12/31/20 Salary)	Target of 105% of 12/31/21 Salary	Value of $2,000,000	Value of $2,000,000

Ram Shankar	$391,000	$391,000	0.0%	$281,520 (120% of 12/31/20 Salary from a Target of 60% of 12/31/20 Salary)	Target of 60% of 12/31/21 Salary	Value of $266,000	Value of $273,700

James D. Rine	$535,000	$556,000	4.0%	$881,145 (183% of 12/31/20 Salary from a Target of 90% of 12/31/20 Salary)	Target of 90% of 12/31/21 Salary	Value of $582,000	Value of $688,750

James Cornelius	$397,500	$407,500	2.5%	$447,187 (150% of 12/31/20 Salary from a Target of 75% of 12/31/20 Salary)	Target of 75% of 12/31/21 Salary	Value of $240,500	Value of $258,375

Shannon A. Johnson	$365,000	$375,000	2.7%	$361,350 (165% of the 12/31/20 Salary from a Target of 60% of 12/31/20 Salary)	Target of 60% of 12/31/21 Salary	Value of $219,000	Value of $255,500

A detailed discussion of each named executive officer’s compensation for 2021 will be included in the proxy statement for our 2022 annual meeting of shareholders.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth earlier in this proxy statement. Based on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and this proxy statement.

Robin C. Beery, Chair

Janine A. Davidson

Gordon E Lansford III

Timothy R. Murphy

Paul Uhlmann III

Leroy J. Williams, Jr.

As provided by SEC Regulation S-K, this Compensation Committee Report is not deemed to be soliciting material or to be filed or incorporated by reference into any other filing by UMB under the Securities Act of 1933 as amended or the Exchange Act.

COMPENSATION POLICIES AND PRACTICES RELATING TO RISK MANAGEMENT

At least annually, an incentive compensation risk assessment is prepared by our Corporate Risk Services and Human Resources Departments and is presented to the Compensation Committee. This risk assessment is designed to ascertain whether our incentive compensation arrangements generate incentives that properly balance risk and reward, are compatible with effective controls and risk management (including the Interagency Guidance on Sound Incentive Compensation Policies issued by the federal banking agencies), are overseen through a strong corporate governance structure, and ultimately ensure that UMB’s safety and soundness are adequately protected.

In February 2021, as with prior years, the Compensation Committee reviewed and deliberated on (1) the annual incentive compensation risk assessment, (2) the Executive Compensation Principles, (3) UMB’s compensation policies and practices, (4) whether or how UMB’s compensation policies and practices may incent an employee to engage in higher risk activities, (5) whether or how any short term incentives may have an impact on long term risk, (6) whether or how claw backs or hold-backs are utilized or deemed appropriate, (7) whether or how changes in UMB’s risk profiles may require changes in its compensation policies and practices, (8) how to appropriately monitor UMB’s compensation policies and practices to ensure that its risk management objectives are being met, and (9) the existence and effectiveness of any controls, policies, or practices that may be in place to mitigate or balance the risks associated with UMB’s compensation policies or practices. Based on this review, the Compensation Committee concluded that the compensation policies and practices relating to executive officers and other employees of UMB and its subsidiaries do not create risks that are reasonably likely to have a material adverse effect on UMB.

COMPENSATION TABLES

2020 SUMMARY COMPENSATION

This table summarizes the compensation of the Named Executive Officers for each of our last three completed fiscal years. Their compensation for 2020 is discussed in more detail in “Compensation Discussion and Analysis” earlier in this proxy statement.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (5)		Total ($)

J. Mariner Kemper	2020	940,032	-	1,999,970	-	1,663,334	-	52,661	(6)	4,655,997
Chairman, President,	2019	905,216	-	1,999,930	-	1,140,572	-	55,773		4,101,491
and CEO	2018	905,216	-	1,999,923	-	708,866	-	48,348		3,662,353

Ram Shankar	2020	403,077	-	265,912	-	281,520	-	15,953	(6)	966,462
Chief Financial Officer	2019	380,000	-	227,870	-	228,000	-	11,758		847,628
	2018	374,615	-	179,949	-	170,042	-	10,766		734,572

James D. Rine Vice Chairman	2020	542,115	-	1,081,806	-	881,145	-	47,063	(6)	2,552,129
President and CEO of	2019	485,000	-	484,911	-	515,313	-	40,448		1,525,672
UMB Bank, n.a.	2018	396,154		187,387	-	278,775	-	35,870		898,286

James Cornelius	2020	405,385	-	240,447	-	447,187	-	17,688	(6)	1,110,707
President of Institutional	2019	370,000	-	184,951	-	346,875	-	13,708		915,534
Banking, UMB Bank, n.a.	2018	364,615	-	174,889	-	382,950	-	12,516		934,970

Shannon A. Johnson	2020	379,038	-	218,942	-	361,350	-	15,673	(6)	975,003
Executive Vice President
and Chief Administrative Officer

(1)	The salary earned in fiscal year 2020 is higher than the base amount because an extra pay period occurred (27 pay periods versus 26) during fiscal year 2020.

(2)

These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Information about the assumptions made in the valuation of equity awards is included in the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 1, 2021, under the heading “Accounting for Stock-Based Compensation” in Note 1, Summary of Significant Accounting Policies, and in Note 11, Employee Benefits. The value of Performance Shares for assumes that the performance target has been achieved.

(3)

These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Information about the assumptions made in the valuation of equity awards is included in the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 1, 2021 under the heading “Accounting for Stock-Based Compensation” in Note 1, Summary of Significant Accounting Policies, and in Note 11, Employee Benefits.

(4)	These amounts are actual amounts that were earned during 2020 under the 2020 Short-Term Program and that were paid on February 25, 2021 for all named executive officers.

(5)

These amounts include UMB’s match and allocation of forfeitures under the Profit-Sharing Plan, 401k and the ESOP, wellness incentive payments, remote work reimbursements, as well as perquisites and other personal benefits.

(6)

This amount includes perquisites and other personal benefits, such as: (A) an automobile allowance for Messrs. Kemper ($16,800) and Rine ($16,800); (B) country club and dining club membership fees for Messrs. Kemper ($20,163) and Rine ($13,690); (C) the cost of professional financial-consulting services for Messrs. Shankar ($1,800), Rine ($1,100), Cornelius ($1,950) and Ms. Johnson ($1,400); and (D) an executive physical for Mr.  Kemper ($2,500).

2020 GRANTS OF PLAN-BASED AWARDS

This table summarizes each grant of an award made to a NEO in 2020 under the 2020 Short-Term Program and the 2020 Long-Term Program. These plans and the grants in 2020 are discussed in more detail in “Compensation Discussion and Analysis” earlier in this proxy statement.

Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards Target ($) (1)	Estimated Future Payouts under Equity Incentive Plan Awards (2)						All Other Stock Awards: Number of Shares of Stock or Units (3)	Grant Date Fair Value of Stock Awards ($)
			Threshold (#)		Target (#)		Maximum (#)

J. Mariner Kemper	2/11/20	950,477	8,789		17,577		35,154		11,718	1,999,970
Ram Shankar	2/11/20	234,600	1,169		2,337		4,674		1,558	265,912
James D. Rine	2/11/20	481,500	2,557		5,114		10,228		3,409	581,865
			7,323	(4)	7,323	(4)	14,646	(4)		499,941
James Cornelius	2/11/20	298,125	1,057		2,113		4,226		1,409	240,447
Shannon A. Johnson	2/11/20	219,000	962		1,924		3,848		1,283	218,942

(1)

Except where noted, these amounts reflect the target award levels approved by the Compensation Committee on February 11, 2020, under the 2020 Short-Term Program for all NEOs. Subject to the previously mentioned 80% thresholds for the plan funding, there are no thresholds at the individual level, and the maximum award is 200% of target for individuals under the STIP. The Compensation Committee has the discretion to increase or decrease each NEO’s compensation from the target award level shown based on bonus pool availability and the NEO’s individual performance.

(2)	These numbers reflect grants of Performance Units made under the Omnibus Plan in 2020.

(3)	These numbers reflect grants of Service Units made under the Omnibus Plan in 2020.

(4)

As previously disclosed, Mr. Rine received a special grant of Performance Units under the Omnibus Plan on February 11, 2020. The details of the grant are discussed further in “Compensation Discussion and Analysis,” earlier in this proxy statement. Under the special grant, Mr. Rine is eligible to earn between 100 to 200% of the grant depending upon the achievement of positive core net operating income in each of the three years of the performance period (2020-2022) and the completion of certain operational goals over the performance period.

2020 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

This table summarizes unexercised options, stock that has not vested, and equity incentive-plan awards for each NEO outstanding as of December 31, 2020. The market value of each stock award was computed by multiplying the closing market price of UMB stock on December 31, 2020, by the applicable number of shares of UMB stock shown in the table for the award.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (1)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights that Have Not Vested (#)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

J. Mariner Kemper	17,811				45.58	1/1/2023
	32,233				57.40	1/1/2024
	43,933				51.42	2/11/2025
	45,454				47.68	2/5/2026
	20,973	6,991	(2)		75.25	2/2/2027	1,758 (3)	121,251
							5,790 (4)	399,449	15,016 (5)	1,035,954
							12,233 (6)	843,942	17,894 (7)	1,234,507
							11,800 (8)	814,106	17,577 (9)	1,212,637

Ram Shankar	1,834	612	(2)		75.25	2/2/2027	155 (3)	10,680
							521 (4)	35,934	1,351 (5)	93,205
							1,393 (6)	96,116	2,039 (7)	140,671

							1,569 (8)	108,242	2,337 (9)	161,230
James D. Rine
	3,646				39.97	1/1/2022
	3,198				45.58	1/1/2023
	2,573				57.40	1/1/2024
	2,579				51.42	2/11/2025
	2,921				47.68	2/5/2026
	1,834	612	(2)		75.25	2/2/2027	155 (3)	10,680
							543 (4)	37,489	1,407 (5)	97,069
							2,965 (6)	204,571	4,339 (7)	299,348
							3,433 (8)	236,840	5,114 (9)	352,815
									7,323 (10)	505,214

James Cornelius	786				57.40	1/1/2024
	1,757				51.42	2/11/2025
	1,578				47.68	2/5/2026
	1,467	490	(2)		75.25	2/2/2027	124 (3)	8,558
							508 (4)	35,012	1,313 (5)	90,584
							1,131 (6)	78,029	1,655 (7)	114,178
							1,419 (8)	97,890	2,113 (9)	145,776

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (1)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights that Have Not Vested (#)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Shannon A. Johnson	461				39.97	2/10/2022
	385				45.07	1/1/2022
	834				45.58	1/1/2023
	1,036				57.40	1/1/2024
	2,709				51.42	2/11/2025
	2,967				47.68	2/5/2026
	1,284	428	(2)		75.25	2/2/2027	109 (3)	7,496
							376 (4)	25,959	976 (5)	67,334
							870 (6)	60,011	1,274 (7)	87,893
							1,292 (8)	89,136	1,924 (9)	132,737

(1)

These numbers include shares acquired through the reinvestment of dividends or distributions on restricted UMB stock during the vesting period. Dividends and distributions on restricted UMB stock are used to purchase additional shares through UMB’s Dividend Reinvestment Plan. These shares are subject to the same rights, restrictions, and other provisions applicable to the restricted UMB stock on which the dividends or distributions were paid or made.

(2)	These are options issued under the then-existing Long-Term Incentive Program that vested 100% on February 2, 2021.

(3)	These are service shares issued under the then-existing Long-Term Incentive Program that vested 100% on February 2, 2021.

(4)	These are service units issued under the then-existing Long-Term Incentive Program that vested 50% on February 8, 2021. The final 50% will vest and become exercisable on February 8, 2022.

(5)

These are performance units issued under the Omnibus Plan that vested as to service on January 1, 2021. The Compensation Committee determined on January 25, 2021, that the performance standard under the Omnibus Plan had been achieved and that 106.42% of the Performance Shares had been earned.

(6)	These are service units issued under the Omnibus Plan that that vested 50% on February 13, 2021. The next 25% will vest on February 13, 2022. The final 25% will vest on February 13, 2023.

(7)

These are performance units issued under the Omnibus Plan. These are Performance Shares that will vest as to service under the Omnibus Plan on January 1, 2022, and will be earned to the extent that the performance standard is achieved.

(8)	These are service units issued under the Omnibus Plan that will vest 50% on February 11, 2022. The next 25% will vest on February 11, 2023. The final 25% will vest on February 11, 2024.

(9)	These are performance units that will vest as to service under the Omnibus Plan on January 1, 2023, and will be earned to the extent that the performance standard is achieved.

(10)

These are performance units that will vest as to service under the Omnibus Plan on January 1, 2023, and will be earned to the extent the performance standard is achieved. Details regarding the special grant to Mr. Rine, including the applicable performance metrics, are as previously described in the “Compensation Discussion and Analysis” portion of this proxy statement.

2020 OPTION EXERCISES AND STOCK VESTED

This table summarizes each exercise of stock options, stock appreciation rights, and similar instruments and each vesting of stock (including restricted stock, restricted stock units, and similar instruments) during 2020 for each of the Named Executive Officers on an aggregated basis.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($)

J. Mariner Kemper	33,620	834,349	25,853	1,715,953

Ram Shankar	-	-	1,881	123,788

James D. Rine	2,094	40,645	2,271	149,330

James Cornelius	-	-	1,956	130,070

Shannon A. Johnson	604	15,866	1,638	108,836

(1)	These numbers include shares acquired through the reinvestment of dividends or distributions on restricted UMB stock during the vesting period.

2020 NONQUALIFIED DEFERRED COMPENSATION

UMB maintains a deferred compensation plan that permits the Named Executive Officers and other specified participants, at their option, to defer a portion of their compensation payable for a calendar year until retirement, termination, or the occurrence of another specified event. UMB has an unsecured obligation to pay each deferred amount at the applicable time together with a rate of return equal to the yield produced by a mutual fund selected by the participant from among those available under the Profit-Sharing Plan. UMB does not match any amount that a participant may choose to defer. If a participant has an account that terminates upon retirement under the plan, the participant may choose to have the benefit paid out in a lump sum or in installments over two to ten years. Specified date accounts are paid in a lump sum or in installments, as elected by the participant, over two to five years. If employment is terminated other than through retirement, the amounts in all accounts are paid in a lump sum.

Name	Executive Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($) (1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (2)

J. Mariner Kemper	-	-	-	-

Ram Shankar	106,062	62,566	-	332,415

James D. Rine	154,593	79,676	(192,659)	580,850

James Cornelius	-	-	-	-

Shannon A. Johnson	-	-	-	-

(1)	Amounts reported in the contributions column above were reported as compensation in the 2020 Summary Compensation Table.

(2)

Amounts reported in the aggregate balance column for 2020 were previously reported as compensation to the relevant NEO in the applicable summary compensation table for the applicable prior fiscal year, but only to the extent the NEO was a named executive officer for such reporting year.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments upon Termination

All of the Named Executive Officers are employees at will and may be terminated at any time. No NEO is entitled to receive any payment or award upon termination, except as described in this section in circumstances involving death, disability, qualified retirement, or a change in control of UMB. Each of these payments and awards is available to all participants in the applicable plan. Any additional payment or benefit that a NEO would receive in the ordinary course is available generally to all of UMB’s associates.

Change in Control

The Short-Term Incentive Plan includes provisions for accelerating the vesting of awards under those plans in the event of a change in control of UMB. The Compensation Committee concluded that the use of this single trigger was appropriate for awards under this plan in order to assure the Named Executive Officers—who would not have authority over the decision to effect a change in control but who would be needed to successfully implement it—would not be adversely affected by the change in control. The Omnibus Plan requires a termination of service with the successor company without cause or for good reason within 24 months following the change in control before any equity awards could be accelerated. Any equity awards granted under our terminated long-term incentive compensation plan (the “Long-Term Incentive Plan”) are under a single trigger.

Short-Term Incentive Compensation

The Short-Term Incentive Plan provides that, if a change in control of UMB were to occur, any award for a completed performance period would be immediately payable in cash based on actual results. If the change in control were to occur before the performance period has ended, applicable performance standards would be adjusted to reflect the shortened period, and awards would be immediately payable in cash on a prorated basis based on actual results. Discretionary reductions in these awards would not be allowed in the event of a change in control.

Options

Under the Long-Term Incentive Plan, unvested Options would accelerate and vest immediately if a change in control of UMB were to occur. As of December 31, 2020, unvested Options were outstanding for our NEOs; however, as of the date of this proxy statement, all outstanding Options have vested.

Restricted Shares and Units; Performance Shares and Units

Service Shares granted under the Long-Term Incentive Plan would accelerate and vest immediately upon a change in control of UMB. Service Shares and Service Units under the Omnibus Plan would only accelerate if an NEO’s employment terminates without cause or for good reason within 24 months following the change in control. Performance Shares and Performance Units under the Omnibus Plan vest the same way under their respective plans, but only to the extent that the performance standard, which typically covers a multi-year period, has been met by the date of the change in control. As of December 31, 2020, no Performance Shares remained unvested under the Long-Term Incentive Plan.

Change in Control Table

The Named Executive Officers would have been entitled to the following payments or value had a change in control of UMB occurred on December 31, 2020.

Name	Cash Payments ($) (1)	Acceleration of Unvested Restricted Stock/ Units ($) (2)	Vested Options and Acceleration of Unvested Non-qualified Options ($) (3)	Total Change in Control ($)

J. Mariner Kemper	950,477	4,577,807	2,531,064	8,059,348

Ram Shankar	234,600	511,203	-	745,803

James D. Rine	481,500	941,269	318,053	1,740,822

James Cornelius	298,125	455,312	73,607	827,044

Shannon A. Johnson	219,000	373,443	164,943	757,386

(1)

These are the amounts that would have been payable by the Company in a single, lump-sum payment under the 2020 Short-Term Program based on their target percentages. See “Compensation Discussion and Analysis—Elements of Executive Compensation—Short-Term Incentive Compensation” earlier in this proxy statement.

(2)

For Service Shares and Units, and Performance Units, each value is based on the closing price of UMB common stock on December 31, 2020. For Performance Units, the values assume that 106% of the performance standard under the Omnibus Plan in 2018 had been achieved, 48% of the performance standard under the Omnibus Plan in 2019 had been achieved, and 58% of the performance standard under the Omnibus Plan in 2020 had been achieved.

(3)	For each Option, the value is based on the amount by which the Option was “in the money” as of December 31, 2020.

Death or Disability

Awards may accelerate and vest under the Long-Term Incentive Plan in specified cases of death or disability. The Compensation Committee concluded that these provisions are required by market considerations in attracting and retaining talent and are appropriate.

Short-Term Incentive Compensation

Each of the NEOs must be employed by UMB or one of its subsidiaries on the last day of the performance period to be eligible for an award under the 2020 Short-Term Program.

Options

Under the Long-Term Incentive Plan and Omnibus Plan, unvested Options would accelerate and vest immediately in the case of death or permanent and total disability. As previously noted, as of December 31, 2020, unvested Options were outstanding for our NEOs; however, as of the date of this proxy statement, all outstanding Options have vested.

Restricted Shares and Performance Shares

Service Shares and Service Units granted under the Long-Term Incentive Plan and the Omnibus Plan would accelerate and vest immediately in the case of death or permanent and total disability. Performance Units under the Omnibus Plan would accelerate and vest to the extent that the Performance Units would have vested if the date of death was the last day of the performance period prorated by the percentage of calendar quarters of the performance period that had been completed prior to the date of death. No Performance Shares granted under the Long-Term Incentive Plan remained outstanding as of December 31, 2020.

Death-or-Disability Table

Under the Long-Term Incentive Plan and the Omnibus Plan, the Named Executive Officers would have been entitled to the following payments or value had an applicable event of death or disability occurred on December 31, 2020.

Name	Cash Payment ($)	Vested Options and Acceleration of Unvested Options ($) (1)	Acceleration of Restricted Stock/ Units ($) (2)	Total Death and Disability ($)

J. Mariner Kemper	-	2,531,064	4,696,140	7,227,204

Ram Shankar	-	-	520,791	520,791

James D. Rine	-	318,053	959,894	1,277,947

James Cornelius	-	73,607	460,443	534,050

Shannon A. Johnson	-	164,943	373,880	538,823

(1)	For each Option, the value is based on the amount by which the Option was “in the money” as of December 31, 2020, based on the closing price of UMB common stock on December 31, 2020.

(2)

For Service Shares and Units and Performance Units, each value is based on the closing price of UMB common stock on December 31, 2020. In addition, for Performance Units, the values assume the acceleration of (i) 100% (twelve-twelfths) of those units under the Omnibus Plan in 2018, (ii) 67% (eight-twelfths) of those units issued under the Omnibus Plan in 2019 and (iii) 33% (four-twelfths) of those units issued under the Omnibus Plan in 2020. For Performance Units, the values assume that 106% of the performance standard under the Omnibus Plan in 2018 had been achieved, 111% of the performance standard under the Omnibus Plan in 2019 had been achieved, and 124% of the performance standard under the Omnibus Plan in 2020 had been achieved.

Qualified Retirement

Upon a “qualified retirement,” certain awards under the Long-Term Incentive Program and the Omnibus Program may be eligible for acceleration. Under the Long-Term Incentive Program, qualified retirement is generally retirement at age 60 or more with 10 or more years of service to the Company (the “60/10 Rule”). Under the Omnibus Plan, qualified retirement is defined as a termination prior to the applicable settlement date but at least one year following the grant date, with such termination due either to an involuntary termination as a result of the elimination of the associate’s position or to the associate’s voluntary termination on or after reaching the later of (i) age 65 plus 5 years of service or (ii) a combination of age and years of service of 75 or more. In recognition that while under the Long-Term

Incentive Program, Mr. Cornelius could, in the future, be eligible for a “qualified retirement” but under the Omnibus Plan, he would likely never experience a “qualified retirement,” the Compensation Committee determined that grants made to Mr. Cornelius under the Omnibus Program in 2019 and 2020 would utilize the 60/10 Rule. In making this determination, the Compensation Committee considered Mr. Cornelius’s many years of exemplary service to the Company and the resulting retention benefit.

Short-Term Incentive Compensation

Each of the NEOs must be employed by UMB or one of its subsidiaries on the last day of the performance period to be eligible for an award under the 2020 Short-Term Program.

Options

Under the Long-Term Incentive Program, unvested Options would accelerate and vest immediately in the case of a qualified retirement. Under the Omnibus Plan, unvested Options may accelerate and become vested to the extent approved by the Compensation Committee and set forth in the applicable award agreement.

Service Shares, Service Units, Performance Shares and Performance Units

For the 2018 Service Share awards granted under the Long-Term Incentive Plan, upon the qualified retirement of a Named Executive Officer, but subject to the Compensation Committee’s approval, each applicable tranche of an award would accelerate and vest immediately on a proportional basis. This would be computed by dividing the number of full years of the Named Executive Officer’s continuous service after the grant date for the tranche by the number of full years of continuous service required for the tranche to vest.

Service Units issued under the Omnibus Plan are eligible for acceleration and vesting in cases of qualified retirement only to the extent approved by the Compensation Committee and set forth in the applicable award agreement.

For Service Units under the Omnibus Plan in 2019 and 2020, despite a Named Executive Officer’s earlier qualified retirement, the Named Executive Officer would become vested in the remaining unvested Service Share units proportionately on the three settlement dates set forth in the award agreement, which are two, three and four years, respectively, following the grant date.

Performance Units issued under the Omnibus Plan are eligible for acceleration and vesting in cases of qualified retirement only to the extent approved by the Compensation Committee and set forth in the applicable award agreement. Performance Units issued under the Omnibus Plan in 2018 were not eligible for acceleration upon the grantee’s retirement.

For Performance Units issued under the Omnibus Plan in 2019 and 2020, despite the Named Executive Officer’s earlier qualified retirement, a portion of the award would become vested in Performance Units that had been granted in a percentage amount equal to the (i) the number of performance units granted times (ii) the percentage of the performance vesting criteria that is determined by the Compensation Committee to have been achieved as of the end of the calendar quarter immediately preceding the date of the qualified retirement times (iii) the percentage of the performance vesting criteria that is determined by the Compensation Committee to have been achieved for the entire performance period. The Performance Units would vest and be paid as of the last day of the applicable performance period. For Performance Units issued under the Omnibus Plan in 2020, the Performance Period runs from January 1, 2020 through December 31, 2022.

As of December 31, 2020, the Named Executive Officers were not eligible for accelerated vesting due to a qualified retirement with respect to the Service Shares outstanding under the 2018 Long-Term Incentive Program.

With respect to the Named Executive Officers, only Mr. Rine would have been eligible to request accelerated vesting of Service Units and Performance Units issued under the Omnibus Plan awards from 2019 due to a qualified retirement. The value of the Service Units that would have been eligible for accelerated vesting was $204,571. The value of the Performance Units that would have been eligible for accelerated vesting was $222,615. These values are based on (i) the closing price of UMB common stock on December 31, 2020; (ii) for Performance Units, the acceleration of 67% (eight-twelfths) of those units; and (iii) for Performance Units, the assumption that 111% of the performance standard had been achieved.

As of December 31, 2020, none of the Service Units or Performance Units issued under the Omnibus Plan in 2020 were eligible for accelerated vesting due to a qualified retirement of a Named Executive Officer.

PAY RATIO DISCLOSURE

The annual total compensation for our median employee for 2020 was $70,667 and $4,655,997 for our CEO. The resulting ratio of our CEO’s pay to the pay of our median employee for 2020 was 65.88 to 1. For clarity, the compensation amounts are calculated using 27 pay periods. For purposes of the foregoing calculation, we determined that circumstances for our median employee changed in 2020, which warranted the use of a new “median employee.”

To identify our new median employee, we examined the 2020 W-2 wages for all individuals, excluding our CEO, who were employed by us on December 31, 2020. We included all employees, whether employed on a full-time, part-time or seasonal basis. We did not make any cost-of-living adjustments in identifying the median employee. We also did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and we did not annualize the compensation for any full-time employees that were not employed by us for all of 2020.

We calculated the median employee’s annual total compensation using the same methodology we use for our named executive officers as set forth in the “2020 Summary Compensation Table” in this proxy statement. In our “2020 Summary Compensation Table,” we report annual cash incentive paid to our CEO in 2020 for performance in 2020. Our median employee earned cash incentives during 2020 totaling $6,397.

PROPOSAL #2—ADVISORY VOTE (NON-BINDING) ON THE COMPENSATION

PAID TO OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

We are seeking a non-binding advisory vote to approve the compensation paid to our NEOs, as described in the “Compensation Discussion and Analysis” provisions of this proxy statement, and the accompanying tables. Although the vote is only advisory in nature, the Compensation and Governance Committees will consider the outcome of this vote when making future decisions regarding executive compensation. At the Company’s last advisory vote on the compensation paid to our named executive officers, the shareholders represented at the meeting voted 96.4% in approval of such compensation.

The objectives supporting UMB’s executive compensation programs are described in detail within the “Compensation Discussion and Analysis” provisions of this proxy statement and should be reviewed carefully. The Company believes that its executive compensation programs closely align with its goals of incentivizing, developing and retaining innovative and skilled executives, and are in step with the long-term interests of its shareholders.

The Board recommends that shareholders vote FOR the approval of the compensation paid to our Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and any related materials disclosed in this proxy statement.

PROPOSAL #3—RATIFICATION OF THE CORPORATE AUDIT COMMITTEE’S

ENGAGEMENT OF KPMG LLP AS

UMB’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

In September of 2014, the Audit Committee engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit UMB’s consolidated financial statements. The Audit Committee has decided to engage KPMG as the independent registered public accounting firm to audit the consolidated financial statements of UMB for fiscal year 2021, and the Board is recommending that our shareholders ratify this engagement.

The Audit Committee, however, will retain sole authority over the appointment and replacement of UMB’s independent registered public accounting firm and will remain directly responsible for the compensation and oversight of UMB’s independent registered public accounting firm. As a result, despite any ratification of this engagement of KPMG by our shareholders, the Audit Committee will continue to be authorized to terminate the engagement at any time during the year, to retain another independent registered public accounting firm to audit the consolidated financial statements of UMB for fiscal year 2021, or to take any other related action if judged by the Audit Committee to be in the best interests of UMB. If our shareholders do not ratify this engagement of KPMG, the Audit Committee will consider that action in its ongoing exercise of authority over the appointment, replacement, compensation, and oversight of UMB’s independent registered public accounting firm.

The Audit Committee has discussed and confirmed with KPMG its independence. The Audit Committee has determined as well that KPMG’s provision of professional services to UMB—including those described in the table set forth following this Proposal—was compatible with KPMG’s independence.

The Audit Committee may delegate to its Chair the authority to grant pre-approvals of audit and permissible non-audit services, provided that the decisions of the Chair are presented to the full Committee at the next scheduled meeting. All auditor services are otherwise approved by the Audit Committee.

KPMG has audited the consolidated financial statements of UMB as of and for the fiscal year ended December 31, 2020. Representatives of KPMG are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement if they so desire. We also expect these representatives to be available to respond to appropriate questions.

The Board recommends that shareholders vote FOR the ratification of the Corporate Audit Committee’s engagement of KPMG LLP as UMB’s independent registered public accounting firm for 2021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table summarizes the aggregate fees (including related expenses) for professional services rendered by KPMG related to fiscal years ended December 31, 2020 and 2019.

	Fiscal years ended December 31,
	2020	2019 (1)

Audit Fees	$1,410,250	$1,476,357

Audit-Related Fees (2)	$177,800	$52,800

Tax Fees (3)	$1,500	$5,000

All Other Fees	$0	$0

Total	$1,589,550	$1,534,157

(1)

Fees for the fiscal year ended December 31, 2019 have been updated from the amount disclosed in the Company’s 2019 proxy statement to reflect final amounts paid for services in connection with the 2019 audit.

(2)

The nature of the services comprising “audit-related fees” in 2020 and 2019 were for UMB Financial Corporation, UMB Bank, n.a. and UMB Financial Services Inc. and were comprised of HUD compliance work, agreed upon procedures for UMB Financial Services Inc., and fees associated with a consent letter and a comfort letter.

(3)	This fee reflects the Company’s subscription to state tax information reporting and withholding alert advisory services.

REPORT OF THE CORPORATE AUDIT COMMITTEE

The Audit Committee exercises general oversight, on behalf of the Board, over the accounting, financial-reporting, and internal-control functions of UMB. The Audit Committee has sole authority over the appointment and replacement of UMB’s independent registered public accounting firm and is directly responsible for the compensation and oversight of UMB’s independent registered public accounting firm. The Audit Committee also approves the risk-assessment methodology, risk assessment, and annual audit plan of the internal audit function and all decisions on the appointment, removal, and compensation of UMB’s Chief Audit Executive. Other duties, responsibilities, and authorities of the Audit Committee are set forth in its charter, which has been approved by the Board and can be found at investorrelations.umb.com then select “Governance Documents” under the heading “Overview.”

Management is primarily responsible for UMB’s accounting, financial-reporting, and internal-control functions and has represented to the Audit Committee that UMB’s consolidated financial statements have been prepared in accordance with generally accepted accounting principles. The consolidated financial statements of UMB as of and for the fiscal year ended December 31, 2020, were audited by KPMG as the independent registered public accounting firm.

The Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with management, KPMG, and internal auditors—including in separate executive sessions—prior to the public release of each announcement. The Audit Committee has reviewed the audited consolidated financial statements of UMB as of and for the fiscal year ended December 31, 2020, and has discussed them—including in separate executive sessions—with management, KPMG, and internal auditors.

The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Accounting Oversight Board and the SEC.

The Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee also has discussed and confirmed with KPMG its independence. The Audit Committee has determined as well that KPMG’s provision of non-audit services to UMB was compatible with KPMG’s independence.

Based on the reviews and discussions described in this report, the Audit Committee recommended to the Board, and the Board approved, the inclusion of UMB’s audited financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

The Audit Committee has decided to engage KPMG as the principal independent registered public accounting firm to audit UMB’s financial statements for fiscal year 2021. This engagement is being presented to UMB’s shareholders for ratification as described in Proposal #3.

Gordon E. Lansford III, Chair

Robin C. Beery

Kevin C. Gallagher

Kris A. Robbins

As provided by SEC Regulation S-K, this Report of the Audit Committee is not deemed to be soliciting material or to be filed or incorporated by reference into any other filing by UMB under the Securities Act of 1933 as amended or the Exchange Act.

INFORMATION ABOUT THE DELIVERY OF PROXY MATERIALS

SEC rules allow the delivery of one proxy statement, annual report, or notice of internet availability of proxy materials, as applicable, to all shareholders who share an address if specified conditions are met. This is called “householding” and can minimize the costs involved in printing and delivering proxy materials as well as the associated impact on the environment. For eligible shareholders who share an address, we are sending only one proxy statement, annual report, or notice of internet availability, as applicable, to that address, unless we received instructions to the contrary from any shareholder at that address.

If you are the beneficial owner but not the record holder of UMB stock, your broker, bank, or other nominee may household our proxy statements, annual reports, or notices of internet availability, as applicable, for all shareholders at your address unless that nominee has received contrary instructions from one or more of the affected shareholders. If you want this householding to cease or if you want householding to commence, please notify your broker, bank, or other nominee.

If you share a household and would like a separate copy, or if you did not receive a separate copy of our proxy statement, annual report, or notice of internet availability, as applicable, we will promptly provide you with a separate copy if you request one by writing us at UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106, or by calling us at (816) 860-7000 and asking for the Corporate Legal Department.

SHAREHOLDER PROPOSALS

For a shareholder proposal to be considered for inclusion in our proxy materials for the 2022 annual meeting of shareholders, we must receive the proposal in writing at our principal executive offices—UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106—on or before November 16, 2021. We recommend that any shareholder proposal be delivered by means that provide proof of the date of delivery, such as certified mail (postage prepaid and return receipt requested). Please note that Rule 14a-8 of the Exchange Act addresses when we must include a shareholder proposal in our proxy materials, including eligibility and procedural requirements that apply to the proponent.

For any shareholder proposal that is not submitted for inclusion in our proxy materials under Rule 14a-8 of the Exchange Act (including any shareholder nomination), our Bylaws require that the proposing shareholder provide us with advance written notice. To be timely, the notice must be received by the Secretary at our principal executive offices (1) if the meeting is to be held on a day that is not more than 30 days from the anniversary of the previous year’s annual meeting, not later than the close of business on the 120th day and not earlier than the close of business on the 150th day before the date of the release of our proxy statement to shareholders in connection with the previous year’s annual meeting or (2) in any other case, not later than the close of business on the 10th day following the date when we provide notice or public disclosure of the date of the meeting. Our Bylaws also require that the proposing shareholder furnish specified information about the proponent and the proposal to afford us and other shareholders a reasonable opportunity to consider the business that is proposed to be brought before the meeting. For any shareholder proposal that is not submitted for inclusion in our proxy materials for the 2022 annual meeting of shareholders under Rule 14a-8 of the Exchange Act (including any shareholder nomination) but that is sought to be presented directly at that annual meeting under our Bylaws, we must receive the proposal in writing at our principal executive offices—UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106—not later than the close of business on November 16, 2021, and not earlier than the close of business on October 17, 2021. Otherwise, the proposal will be considered untimely under Rule 14a-5(e)(2) of the Exchange Act.

*    *    *    *    *

This proxy statement is provided to you by order of the Board of Directors.

John C. Pauls

Secretary

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

  Your vote matters – here’s how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 p.m., CDT, on April 22, 2021.

Online
Go to www.envisionreports.com/UMBF or scan the QR code - login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/UMBF

Employee Plan Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

– – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – –

A	Proposals – The Board recommends a vote FOR all nominees listed, FOR Proposal 2 and FOR Proposal 3.

1. The election of 12 directors for terms ending at the 2022 annual meeting of shareholders.

	For	Withhold
01 - Robin C. Beery	☐	☐

04 - Greg M. Graves	☐	☐

07 - Gordon E. Landsford III	☐	☐

10 - Kris A. Robbins	☐	☐

	For	Withhold
02 - Janine A. Davidson	☐	☐

05 - Alexander C. Kemper	☐	☐

08 - Timothy R. Murphy	☐	☐

11 - L. Joshua Sosland	☐	☐

	For	Withhold
03 - Kevin C. Gallagher	☐	☐

06 - J. Mariner Kemper	☐	☐

09 - Tamara M. Peterman	☐	☐

12 - Leroy J. Williams, Jr.	☐	☐

	For	Against	Abstain
2. An advisory vote (non-binding) on the compensation paid to UMB’s named executive officers.	☐	☐	☐

4. Any other business that may be properly considered at the meeting or any adjournment or postponement of the meeting.

	For	Against	Abstain
3. Ratification of the Corporate Audit Committee’s engagement of KPMG LLP as UMB’s independent registered public accounting firm for 2021.	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

03ED9C

The 2021 Annual Meeting of Shareholders of UMB Financial Corporation will be held on

April 27, 2021 at 9:00 a.m. CDT, virtually via the internet at www.meetingcenter.io/297342605.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is: UMBF2021.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/UMBF

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

– – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – –

Employee Plan Card – UMB Financial Corporation

CONFIDENTIAL VOTING INSTRUCTIONS TO: BMO HARRIS BANK N. A. AS TRUSTEE UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN OF UMB FINANCIAL CORPORATION AND THE UMB PROFIT SHARING AND 401(K) SAVINGS PLAN

I hereby direct that the voting rights pertaining to the common stock of UMB Financial Corporation held by the Trustee and attributable to my account(s) in the above-described plans shall be exercised at the Annual Meeting of Shareholders to be held on April 27, 2021 at 9:00 a.m., or any adjournment or postponement of the meeting, in accordance with the instructions on the reverse side, to vote upon Proposals 1-4 and on such other matters that may be properly considered at the meeting or any adjournment or postponement of the meeting.

Please sign exactly as your name appears on the reverse side of this card. Your ESOP shares will be voted by the Trustee in the Trustee’s discretion unless your vote is received by one of the methods shown on the reverse side no later than 1:00 p.m. Central time, April 22, 2021. Your 401(k) shares will be voted in proportion to the way that other 401(k) shares are voted unless your vote is received by one of the methods shown on the reverse side no later than 1:00 p.m. Central time, April 22, 2021.

(Items to be voted appear on reverse side.)

C	Non-Voting Items

Change of Address – Please print new address below.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

  Your vote matters – here’s how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.envisionreports.com/UMBF or scan the QR code - login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/UMBF

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

– – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – –

A	Proposals – The Board recommends a vote FOR all nominees listed, FOR Proposal 2 and FOR Proposal 3.

1. The election of 12 directors for terms ending at the 2022 annual meeting of shareholders.

	For	withhold
01 -Robin C. Beery	☐	☐

04 - Greg M. Graves	☐	☐

07 - Gordon E. Landsford III	☐	☐

10 - Kris A. Robbins	☐	☐

	For	withhold
02 - Janine A. Davidson	☐	☐

05 - Alexander C. Kemper	☐	☐

08 - Timothy R. Murphy	☐	☐

11 - L. Joshua Sosland	☐	☐

	For	withhold
03 - Kevin C. Gallagher	☐	☐

06 - J. Mariner Kemper	☐	☐

09 - Tamara M. Peterman	☐	☐

12 - Leroy J. Williams, Jr.	☐	☐

	For	Against	Abstain
2. An advisory vote (non-binding) on the compensation paid to UMB’s named executive officers.	☐	☐	☐

4. Any other business that may be properly considered at the meeting or any adjournment or postponement of the meeting.

	For	Against	Abstain
3. Ratification of the Corporate Audit Committee’s engagement of KPMG LLP as UMB’s independent registered public accounting firm for 2021.	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

03ED6C

The 2021 Annual Meeting of Shareholders of UMB Financial Corporation will be held on

April 27, 2021 at 9:00 a.m. CDT, virtually via the internet at www.meetingcenter.io/297342605.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is: UMBF2021.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/UMBF

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

– – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – –

Proxy – UMB Financial Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING ON APRIL 27, 2021

The undersigned hereby appoints J. Mariner Kemper and Ram Shankar or any of them, with full power of substitution as proxies, to represent and vote all shares of Common Stock of UMB Financial Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 27, 2021, at 9:00 a.m., and any adjournment or postponement of the meeting. This proxy revokes all prior proxies given by the undersigned.

Management knows of no other matters to be brought before the Annual Meeting; however, the persons named as proxy holders or their substitutes will vote in their discretion with respect to any other matters that are properly brought before the Annual Meeting or any adjournment or postponement of the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder or absent instruction, will be voted FOR all the director nominees listed in Proposal 1, FOR Proposal 2, and FOR Proposal 3. Unless authority to vote for any director nominee is withheld, authority to vote FOR such nominee will be deemed granted.

In their discretion, the persons named as proxy holders or their substitutes are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C	Non-Voting Items

Change of Address – Please print new address below.

Online
Go to www.envisionreports.com/UMBF or scan the QR code – login details are located in the shaded bar below.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

UMB Financial Corporation Shareholder Meeting to be Held on April 27, 2021

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access – View your proxy materials and vote.
Step 1: Go to www.envisionreports.com/UMBF.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 15, 2021, to facilitate timely delivery.

03ED8C

Shareholder Meeting Notice

UMB Financial Corporation’s Annual Meeting of Shareholders will be held on April 27, 2021 at 9:00 a.m. Central Time, virtually via the internet at www.meetingcenter.io/297342605. The password for this meeting is: UMBF2021.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board recommends a vote FOR all nominees listed, FOR Proposal 2, and FOR Proposal 3.

1.	The election of 12 directors for terms ending at the 2022 annual meeting of shareholders.

2.	An advisory vote (non-binding) on the compensation paid to UMB’s named executive officers.

3.	The ratification of the Corporate Audit Committee’s engagement of KPMG LLP as UMB’s independent registered public account firm for 2021.

4.	Any other business that may be properly considered at the meeting or any adjournment or postponement of the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
_	Internet - Go to www.envisionreports.com/UMBF. Click Cast Your Vote or Request Materials.
_	Phone - Call us free of charge at 1-866-641-4276.
_

Email - Send an email to investorvote@computershare.com with “Proxy Materials UMB Financial Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 15, 2021.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

– – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – –

A	Proposals – The Board recommends a vote FOR all nominees listed, FOR Proposal 2 and FOR Proposal 3.

1. The election of 12 directors for terms ending at the 2022 annual meeting of shareholders.

	For	Withhold
01 - Robin C. Beery	☐	☐

04 - Greg M. Graves	☐	☐

07 - Gordon E. Landsford III	☐	☐

10 - Kris A. Robbins	☐	☐

	For	Withhold
02 - Janine A. Davidson	☐	☐

05 - Alexander C. Kemper	☐	☐

08 - Timothy R. Murphy	☐	☐

11 - L. Joshua Sosland	☐	☐

	For	Withhold
03 - Kevin C. Gallagher	☐	☐

06 - J. Mariner Kemper	☐	☐

09 - Tamara M. Peterman	☐	☐

12 - Leroy J. Williams, Jr.	☐	☐

	For	Against	Abstain
2. An advisory vote (non-binding) on the compensation paid to UMB’s named executive officers.	☐	☐	☐

4. Any other business that may be properly considered at the meeting or any adjournment or postponement of the meeting.

	For	Against	Abstain
3. Ratification of the Corporate Audit Committee’s engagement of KPMG LLP as UMB’s independent registered public accounting firm for 2021.	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

                03ED7A

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

– – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – –

Proxy – UMB Financial Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON APRIL 27, 2021

The undersigned hereby appoints J. Mariner Kemper and Ram Shankar or any of them, with full power of substitution as proxies, to represent and vote all shares of Common Stock of UMB Financial Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 27, 2021, at 9:00 a.m., and any adjournment or postponement of the meeting. This proxy revokes all prior proxies given by the undersigned.

Management knows of no other matters to be brought before the Annual Meeting; however, the persons named as proxy holders or their substitutes will vote in their discretion with respect to any other matters that are properly brought before the Annual Meeting or any adjournment or postponement of the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder or absent instruction, will be voted FOR all the director nominees listed in Proposal 1, FOR Proposal 2, and FOR Proposal 3. Unless authority to vote for any director nominee is withheld, authority to vote FOR such nominee will be deemed granted.

In their discretion, the persons named as proxy holders or their substitutes are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)